Prospectus

Portfolio 21 Global Equity Fund
Institutional Class Ticker:  PORIX
Retail Class Ticker:  PORTX

Trillium Small/Mid Cap Fund
Institutional Class Ticker:  TSMDX
*Retail Class Ticker:  TBD

Trillium All Cap Fund
Institutional Class Ticker:  TACEX
Retail Class Ticker:  TBD
(This Fund is currently not available for purchase.)

*Shares are not available at this time

October 31, 2015

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Table of Contents - Prospectus

Table of Contents - Prospectus

SUMMARY SECTION – PORTFOLIO 21 GLOBAL EQUITY FUND

Investment Objective
The Portfolio 21 Global Equity Fund (the “Fund”) seeks long-term capital growth.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
	Institutional	Retail
	Class	Class
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	None	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	Retail Class
Management Fee(1)	0.90%	0.90%
Distribution and Service (12b-1) Fee	None	0.24%
Other Expenses	0.18%	0.23%
Total Annual Fund Operating Expenses	1.08%	1.37%

(1)     Prior to January 1, 2015, the Management Fee was 0.95% of the Fund’s average daily net assets.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (sell) all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$110	$343	$595	$1,317
Retail Class	$139	$434	$750	$1,646

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies
The Fund invests primarily in common stocks of companies that Trillium (the “Adviser”) believes are leaders in managing environmental risks and opportunities, have above average growth potential, and are reasonably valued.  Under normal market conditions, the Fund’s net assets (plus any borrowings for investment purposes) will be fully invested, but at least 80%, in equity securities.  The Fund invests globally and has exposure to both emerging and developed markets.  The Fund may invest in companies of any size, and seeks diversification by country and economic sector.

Table of Contents - Prospectus
1

The Fund generally will invest approximately 50%, and at least 40%, of its net assets in foreign companies.  Foreign companies are those that either maintain their principal place of business outside of the United States, have their securities principally traded on non-U.S. exchanges or were formed under the laws of non-U.S. countries.  Foreign companies may include companies doing business in the United States but meet the general criteria of a foreign company described above.  The Fund generally will invest in approximately 15 to 20, and at least three, different countries outside of the United States.

The Fund’s foreign holdings may include companies domiciled in emerging markets as well as companies domiciled in developed markets.  There is no limit to the percent of the Fund’s foreign holdings that may be invested in either emerging or developed markets and therefore the Fund may be invested entirely in companies from emerging markets.

The Adviser believes that the best long-term investments are found in companies with above-average financial characteristics and growth potential that also excel at managing environmental risks and opportunities and societal impact.  The Adviser believes that a company’s understanding of environmental principles demonstrates the qualities of innovation and leadership that create a distinct competitive advantage and build long-term value.  Therefore, the Adviser conducts fundamental research to find companies with attractive environmental, societal, and financial attributes.  In conducting fundamental research the Adviser combines traditional investment information with proprietary environmental analysis.  The Adviser believes that this creates a complete picture of how each company behaves commercially and how it deals with existing and emerging environmental risks and opportunities.  The Adviser considers a company’s position on various factors such as ecological limits, environmental stewardship, environmental strategies, stance on human rights and equality, societal impact as well as its corporate governance practices.

The Adviser believes that finding companies that meet its financial and environmental standards is an important part of the process, but that it is also critical to make investments at reasonable valuations.

A security will be sold within a reasonable period of time if the company no longer meets the Adviser’s environmental evaluation criteria or if the company no longer meets the Adviser’s minimum financial standards.

Additionally, the Fund may participate in securities lending arrangements of up to 33 1/3% of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio.

Principal Investment Risks
There is a risk that you could lose all or a portion of your investment in the Fund.  The following principal risks can affect the value of your investment:

●	Equity Risk – Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.

●
General Market Risk:  The market price of a security may fluctuate, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.

●
Small- and Mid-Sized Company Risk:  Investing in securities of small- and medium-sized companies, even indirectly, may involve greater volatility than investing in larger and more established companies.

●
Management Risk:  The Adviser may fail to implement the Fund’s investment strategies and meet its investment objective.  There is no guarantee that the Adviser’s judgments about the attractiveness, value and potential appreciation of particular investments in which the Fund invests will be correct or produce the desired results.

Table of Contents - Prospectus
2

●
Foreign Securities and Emerging Markets Risk:  Foreign securities involve increased risks due to political, social and economic developments abroad, as well as due to differences between United States and foreign regulatory practices.  These risks are enhanced in emerging markets.  Because securities of foreign issuers generally will not be registered with the SEC, and such issuers will generally not be subject to the SEC’s reporting requirements, there is likely to be less publicly available information concerning certain of the foreign issuers of securities held by the Fund than is available concerning U.S. companies.  Additionally, with respect to some foreign countries there may be the possibility of expropriation or confiscatory taxation. Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks.  Currency exchange rates may fluctuate significantly over short periods of time.  To the extent the Fund invests in issuers located in emerging countries, these risks may be more pronounced.

●
Environmental Policy Risk:  The Fund’s environmental policy could cause it to underperform compared to similar funds that do not have such a policy.  Accordingly, the Fund may forego opportunities to buy certain securities when it might otherwise be advantageous to do so, or may sell securities for environmental reasons when it might be otherwise disadvantageous for it to do so.

●
Securities Lending Risk: There are certain risks associated with securities lending, including the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

Performance
The following performance information provides some indication of the risks of investing in the Fund.  The bar chart below illustrates how the Fund’s Retail Class shares total returns have varied from year to year.  The table below illustrates how the Fund’s average annual total returns for 1, 5, and 10-year periods compare with that of a broad-based securities index and an additional index provided to offer a broader market perspective.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.trilliummutualfunds.com.

Calendar Year Total Return as of December 31,*
Retail Class

*   The Fund’s year-to-date return as of September 30, 2015 was -3.96%.

Table of Contents - Prospectus
3

During the period shown in the bar chart, the Fund’s Retail Class shares’ highest quarterly return was 20.42% for the quarter ended June 30, 2009, and the lowest quarterly return was -17.03% for the quarter ended December 31, 2008.

Average Annual Total Returns as of December 31, 2014
	1 Year	5 Years	10 Years
Retail Class
Return Before Taxes	-0.46%	7.08%	5.65%
Return After Taxes on Distributions	-2.95%	6.57%	5.42%
Return After Taxes on Distributions and Sale of Fund Shares	2.02%	5.74%	4.76%
Institutional Class
Return Before Taxes	-0.17%	7.40%	5.96%
MSCI ACWI Index (Net Total Return) (reflects no deduction for fees or expenses)	4.16%	9.17%	6.09%

Retail Class shares of the Fund commenced operations on September 30, 1999.  Institutional Class shares of the Fund commenced operations on March 30, 2007.  Performance shown for Institutional Class shares for periods prior to its inception (10 years and Since Inception) reflects the performance of Retail Class shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).  The “Return After Taxes on Distributions” may be higher than the “Return Before Taxes” figures because the Fund receives dividends on securities that are net of foreign taxes. Such taxes are eligible for pass through of foreign tax credits.  Shareholders can use the foreign tax credits to reduce their tax liability.  With a reduced tax liability, the shareholders are then able to reinvest more of the dividends allowing for a higher return. The “Return After Taxes on Distributions and Sale of Fund Shares” is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Investment Adviser
Trillium Asset Management, LLC

Portfolio Managers

The Portfolio 21 Global Equity Fund is managed by the Portfolio Managers listed below:

Name	Title	Managed the Fund Since

James Madden, CFA	Senior Portfolio Manager	Inception (1999)
Anthony Tursich, CFA	Senior Portfolio Manager	Inception (1999)

Table of Contents - Prospectus
4

Purchase and Sale of Fund Shares
You may purchase or redeem (sell) Fund shares on any business day by written request via mail (Trillium Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone toll-free at 866.209.1962, or through a financial intermediary.  The minimum initial and subsequent investment amounts are shown in the table below.

Minimum Investments
	To Open Regular Account	To Open Retirement or Tax- Deferred Account	To Open an Automatic Investment Plan	To Add to Your Account
Institutional Class	$100,000	$100,000	N/A	$1,000
Retail Class	$5,000	$1,000	$1,000	$100

Tax Information
The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Investors may pay taxes on distributions through such tax-deferred arrangements upon withdrawal of assets from the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Table of Contents - Prospectus
5

SUMMARY SECTION – TRILLIUM SMALL/MID CAP FUND

Investment Objective

The Trillium Small/Mid Cap Fund (the “SMID Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the SMID Fund.

Shareholder Fees (fees paid directly from your investment)
	Institutional Class	Retail Class
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	0.25%
Other Expenses (includes 0.10% shareholder servicing fee for the Retail Class)(1)	0.57%	0.67%
Total Annual Fund Operating Expenses	1.32%	1.67%
Fee Waiver and/or Expense Reimbursement/Recoupment	-0.34%	-0.34%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement(2)	0.98%	1.33%

(1)	“Other Expenses” are based on estimated customary Fund expenses for the current fiscal year.
(2)
The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses (excluding acquired fund fees and expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Institutional Shares to 0.98% and for the Retail Shares to 1.33% of the SMID Fund’s average daily net assets (the “Expense Caps”).  The Expense Caps are indefinite, but will remain in effect until at least July 30, 2017.  The Expense Caps may be terminated at any time by the Trust’s Board of Trustees (the “Board”) upon 60 days’ notice to the Adviser, or by the Adviser with consent of the Board.  The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years.  The Adviser may request reimbursement if the aggregate amount actually paid by the Fund toward operating expenses for the fiscal year (taking into account the reimbursement) does not exceed the Expense Caps.

Example

This Example is intended to help you compare the cost of investing in the SMID Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual Expense Cap for the first year only).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Institutional	$100	$385
Retail	$135	$494

Table of Contents - Prospectus
6

Portfolio Turnover

The SMID Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the above example, affect the Fund’s performance.  As the Fund recently commenced operations, it does not have any portfolio turnover as of the date of this Prospectus.

Principal Investment Strategies

Under normal conditions, the SMID Fund seeks to achieve its objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small and mid-sized companies.  The Adviser defines small and mid-sized cap companies as those whose market capitalization, at the time of purchase, are consistent with the market capitalizations of companies in the S&P 1000® Index.  The Adviser seeks stocks with high quality characteristics and strong environmental, social, and governance (ESG) records.  Trillium defines high-quality characteristics to include:

•           Financial Statement Integrity
•           Conservative Debt Management
•           Positive and Growing Cash Flow from Operations
•           Sector-leading policies and performance related to key ESG Issues

When selecting securities for the Fund, the Adviser conducts bottom-up financial analysis that includes a review of environmental, social, and governance issues and how they may impact stock valuation or performance.  ESG factors reflect a variety of key sustainability issues that can influence company risks and opportunities and span a range of metrics including board diversity, climate change policies, and supply chain and human rights policies.  Companies that meet our ESG requirements or sustainability criteria typically have strong sustainability data and policy reporting, for example publishing a comprehensive corporate sustainability report.  These companies may have strong board diversity, such as two or more women on the board.  ESG criteria may be somewhat different industry by industry.  For example, in the apparel industry we would seek companies with a comprehensive supply chain code of conduct and monitoring.  In the energy industry, we would seek companies with solid worker safety records and environmental management programs.

Additionally, the Fund may invest up to 20% of its total assets in the securities of foreign issuers, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).  The Adviser may sell stocks for several reasons, including when the stock no longer meets its ESG criteria or when the security declines in value and no longer reflects the investment thesis defined by the analyst or if the security rises well beyond the capitalization range of the product.

Principal Investment Risks

There is the risk that you could lose all or a portion of your investment in the SMID Fund.  The following risks could affect the value of your investment in the Fund:

●	Equity Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.

●
Foreign Securities Risk:  Foreign securities are subject to increased risks including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

Table of Contents - Prospectus
7

●
General Market Risk:  The market price of a security may fluctuate, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.  In the recent past, global financial markets experienced severe uncertainty and stress, which resulted in extreme volatility in the equity markets and in the prices of individual stocks.  This could recur.

●	Management Risk: Trillium may fail to implement the Fund’s investment strategies or meet its investment objective.

●	New Fund Risk: The Fund is new and has no operating history, and there can be no guarantee that the Fund will grow to or maintain an economically viable size.

●
Small and Mid-Sized Company Risk: Investments in small to mid-sized companies may be speculative and volatile and involve greater risks than are customarily associated with larger companies. Small to mid-sized companies may be subject to greater market risk and have less trading liquidity than larger companies. They may also have limited product lines, markets, or financial resources. For these reasons, investors should expect the Fund to be more volatile than a fund that invests exclusively in large-capitalization companies.

●
Sustainability (ESG) Policy Risk:  The Fund’s ESG policy could cause it to perform differently compared to similar funds that do not have such a policy.  The exclusionary criteria related to this ESG policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so.  The Fund will vote proxies in a manner that is consistent with its ESG criteria, which may not always be consistent with maximizing short-term performance of the issuer.

Performance

Because the SMID Fund recently commenced operations, it does not have a full calendar year of performance to compare against a broad measure of market performance.  Accordingly, performance information is not provided at this time.  Performance information will be available after the Fund has been in operation for one calendar year.  At that time, the performance information will provide some indication of the risks of investing in the Fund by comparing it against a broad measure of market performance.

Investment Adviser

Trillium Asset Management, LLC

Portfolio Managers

The SMID Fund is managed by the Portfolio Managers listed below:

Name	Title	Managed the Fund Since
Laura McGonagle, CFA	Senior Vice President, Portfolio Manager and Research Analyst	Inception
Matthew Patsky, CFA	Managing Partner, CEO, Portfolio Manager	Inception

Table of Contents - Prospectus
8

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange Fund shares on any business day by written request via mail (Trillium Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 866.209.1962, or through a financial intermediary.  The minimum initial investment in the Fund is $100,000 for Institutional Class and $5,000 for Retail Class.  You can make additional investments at any time.

Minimum Investments
	To Open Regular Account	To Open Retirement or Tax-Deferred Account	To Open an Automatic Investment Plan	To Add to Your Account
Institutional Class	$100,000	$100,000	N/A	$1,000
Retail Class	$5,000	$1,000	$1,000	$100

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Table of Contents - Prospectus
9

SUMMARY SECTION – TRILLIUM ALL CAP FUND

Investment Objective

The Trillium All Cap Fund (the “All Cap Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the All Cap Fund.

Shareholder Fees (fees paid directly from your investment)
	Institutional Class	Retail Class
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.00%	0.25%
Other Expenses (includes 0.10% shareholder servicing fee for the Retail Class)(1)	0.57%	0.67%
Total Annual Fund Operating Expenses	1.27%	1.62%
Fee Waiver and/or Expense Reimbursement/Recoupment	-0.37%	-0.37%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement (2)	0.90%	1.25%
(1)	“Other Expenses” are based on estimated customary Fund expenses for the current fiscal year.
(2)
Trillium Asset Management, LLC (“Trillium” or the “Adviser”) has contractually agreed to reduce its fees and/or pay Fund expenses (excluding acquired fund fees and expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Institutional Class to 0.90% and for the Retail Class to 1.25% of the Fund’s average daily net assets (the “Expense Caps”).  The Expense Caps are indefinite, but will remain in effect until at least July 30, 2017. The Expense Caps may be terminated at any time by the Trust’s Board of Trustees (the “Board”) upon 60 days’ notice to the Adviser, or by the Adviser with consent of the Board.  The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years.  The Adviser may request reimbursement if the aggregate amount actually paid by the Fund toward operating expenses for the fiscal year (taking into account the reimbursement) does not exceed the Expense Caps.

Table of Contents - Prospectus
10

Example

This Example is intended to help you compare the cost of investing in the All Cap Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual Expense Cap for the first year only).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Institutional	$92	$367
Retail	$127	$476

Portfolio Turnover

The All Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the above example, affect the Fund’s performance.  As the Fund has not yet commenced operations, it does not have any portfolio turnover as of the date of this Prospectus.

Principal Investment Strategies

Under normal conditions, the All Cap Fund seeks to achieve its objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities.  The equity securities in which the Fund may invest are not limited in the range of market capitalizations and economic sectors, but must meet the Advisor’s sustainability criteria.  The Adviser seeks stocks with high quality characteristics and strong environmental, social, and governance (“ESG”) records.  Trillium defines high-quality characteristics to include:

•           Financial Statement Integrity
•           Conservative Debt Management
•           Positive and Growing Cash Flow from Operations
•           Sector-leading policies and performance related to key ESG Issues

When selecting securities for the Fund, the Adviser conducts bottom-up financial analysis that includes a review of environmental, social, and governance issues and how they may impact stock valuation or performance.  ESG factors reflect a variety of key sustainability issues that can influence company risks and opportunities and span a range of metrics including board diversity, climate change policies, and supply chain and human rights policies.  Companies that meet our ESG requirements or sustainability criteria typically have strong sustainability data and policy reporting, for example publishing a comprehensive corporate sustainability report.  These companies may have strong board diversity, such as two or more women on the board.  ESG criteria may be somewhat different industry by industry.  For example, in the apparel industry we would seek companies with a comprehensive supply chain code of conduct and monitoring.  In the energy industry, we would seek companies with solid worker safety records and environmental management programs.

The Fund may invest up to 20% of its total assets in the securities of foreign issuers, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).  The Adviser may sell stocks for several reasons, including when the stock no longer meets its ESG criteria or when the security declines in value and no longer reflects the investment thesis defined by the analyst or if the security rises well beyond the capitalization range of the product.

Table of Contents - Prospectus
11

Principal Investment Risks

There is the risk that you could lose all or a portion of your investment in the All Cap Fund.  The following risks could affect the value of your investment in the Fund:

●	Equity Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.

●
Foreign Securities Risk:  Foreign securities are subject to increased risks including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

●
General Market Risk:  The market price of a security may fluctuate, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.  In the recent past, global financial markets experienced severe uncertainty and stress, which resulted in extreme volatility in the equity markets and in the prices of individual stocks.  This could recur.

●
Large Companies Risk:  Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.  In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

●	Management Risk: The Adviser may fail to implement the Fund’s investment strategies or meet its investment objective.

●	New Fund Risk: The Fund is new and has no operating history, and there can be no guarantee that the Fund will grow to or maintain an economically viable size.

●
Small and Mid-Sized Company Risk:  Investments in small to mid-sized companies may be speculative and volatile and involve greater risks than are customarily associated with larger companies. Small to mid-sized companies may be subject to greater market risk and have less trading liquidity than larger companies. They may also have limited product lines, markets, or financial resources. For these reasons, investors should expect the Fund to be more volatile than a fund that invests exclusively in large-capitalization companies.

●
Sustainability (ESG) Policy Risk:  The Fund’s ESG policy could cause the Fund to perform differently compared to similar funds that do not have such a policy.  The exclusionary criteria related to this ESG policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so.  The Fund will vote proxies in a manner that is consistent with its ESG criteria, which may not always be consistent with maximizing short-term performance of the issuer.

Performance

Because the All Cap Fund has not commenced operations, it does not have a full calendar year of performance to compare against a broad measure of market performance.  Accordingly, performance information is not provided at this time.  Performance information will be available after the Fund has been in operation for one calendar year.  At that time, the performance information will provide some indication of the risks of investing in the Fund by comparing it against a broad measure of market performance.

Table of Contents - Prospectus
12

Investment Adviser

Trillium Asset Management, LLC

Portfolio Managers

The All Cap Fund is managed by the Portfolio Managers listed below:

Name	Title	Managed the Fund Since

Elizabeth Levy, CFA	Senior Vice President, Portfolio Manager and Research Analyst	Inception
Stephanie Leighton, CFA	Partner, Portfolio Manager	Inception

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange Fund shares on any business day by written request via mail (Trillium Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 866.209.1962, or through a financial intermediary.  The minimum initial investment in the Fund is $100,000 for Institutional Class and $5,000 for Retail Class.  You can make additional investments at any time.

Minimum Investments
	To Open Regular Account	To Open Retirement or Tax-Deferred Account	To Open an Automatic Investment Plan	To Add to Your Account
Institutional Class	$100,000	$100,000	N/A	$1,000
Retail Class	$5,000	$1,000	$1,000	$100

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Table of Contents - Prospectus
13

ADDITIONAL INFORMATION REGARDING THE FUNDS’ INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Investment Objectives

The investment objective reflected in each Fund’s Summary Section is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone and without a shareholder vote upon at least 60 days’ prior written notice to shareholders.  There is no assurance that a Fund will achieve its investment objective.  The objective and strategies description for each Fund tells you:

●	what the Fund is trying to achieve;
●	how the Adviser intends to invest your money; and
●	what makes each Fund different from the other Fund offered in this Prospectus.

This section also provides a summary of each Fund’s principal investments, policies and practices.  Unless otherwise indicated, these investment policies and practices apply on an ongoing basis.  The investment policy of each Fund concerning “80% of the Fund’s net assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days’ written notice before any such change.

Principal Investment Strategies –All Cap and SMID Funds

The Adviser’s investment philosophy is that integrating environmental, social, and governance (ESG) factors into the financial analysis process can help identify the best companies positioned to deliver long-term risk adjusted performance.  Trillium seeks to identify companies that it believes are strategic leaders, based on business models that it believes are superior and with the ability to create consistent earnings growth.  In addition, Trillium looks to identify companies with strong board and management qualities, as evidenced by transparent and conservative financial reporting, and better management of ESG risks such as risks from new environmental regulations, product safety risk, and reputational risks from major controversies or accidents.  In general, Trillium seeks to identify companies with strong management and awareness of ESG opportunities and risks in areas important to their respective industry. For example, companies may be considered to have poor corporate governance if they exhibit excessive executive compensation relative to peers and if compensation does not include a variable component tied to company financial performance.  Such opportunities include:

Environmental	Social	Governance
● clean tech opportunities ● climate change policies ● sustainable agriculture ● water use	● healthier products ● product safety ● supply chain and human rights ● worker safety	● board diversity ● employee relations ● executive compensation

At a minimum, the Fund will not invest in any companies with material exposure to agricultural biotechnology, coal mining, hard rock mining, nuclear power, tar sands, tobacco, weapons/firearms and companies with major recent or ongoing controversies involving environmental, governance, human rights, product safety, and workplace matters.

Table of Contents - Prospectus
14

Trillium’s investment process includes several components:  a research process focused on identifying companies with high quality characteristics as defined above.  Input from a committee focused on macroeconomic environment, including changes in interest rates, growth rates, and employment rates.  Adherence to risk control parameters such as the maximum size of an individual holding, relative sector weights, and a target average market capitalization for the portfolio.  In general, Trillium favors companies with the following characteristics:

•	Financial Statement Integrity
•	Conservative Debt Management
•	Positive and Growing Cash Flow from Operations
•	Sector-leading policies and performance related to key Environmental, Social, and Governance (ESG) Issues

Principal Investment Strategies – Portfolio 21 Global Equity Fund

The Portfolio 21 Global Equity Fund invests in companies that the Adviser believes to be leaders in managing environmental risks and opportunities, have above average growth potential, and are reasonably valued.

The Portfolio 21 Global Equity Fund is a global equity fund that invests in both domestic and foreign companies of any size or market capitalization.  The Fund invests primarily in common stocks or ADRs.  Under normal market conditions, at the Fund’s net assets (plus any borrowings for investment purposes) will be fully invested, but at least 80%, in equity securities.

The Portfolio 21 Global Equity Fund generally will invest approximately 50%, and at least 40% of its net assets in foreign companies.  Foreign companies are those that either maintain their principal place of business outside of the United States, have their securities principally traded on non-U.S. exchanges or were formed under the laws of non-U.S. countries.  Foreign companies may include companies doing business in the United States but who meet the criteria of a foreign company described above.  The Fund generally will invest in approximately 15 to 20, and at least three, countries outside of the United States.

The Portfolio 21 Global Equity Fund’s investments in foreign securities may be held either directly or through American Depositary Receipts (“ADRs”).  The Fund’s foreign holdings may include companies domiciled in emerging markets as well as companies domiciled in developed markets.  There is no limit to the percent of the Fund’s foreign holdings that may be invested in either emerging or developed markets and therefore the Fund may be invested entirely in companies from emerging markets.  The Fund will typically hold between 50 and 100 stocks in its portfolio.

The Adviser believes that the best long-term investments are found in companies with above-average financial characteristics and growth potential that excel at managing environmental risks and opportunities and societal impact.  The Adviser believes that a company’s understanding of environmental principles demonstrates the qualities of innovation and leadership that create a distinct competitive advantage and build long-term value.  Therefore, the Adviser conducts fundamental research to find companies with attractive environmental, societal, and financial attributes.

In conducting fundamental research the Adviser combines traditional investment information with proprietary environmental analysis.  The Adviser believes that this creates a complete picture of how each company behaves commercially and how it deals with existing and emerging environmental risks and opportunities.

Table of Contents - Prospectus
15

The Adviser seeks certain traditional business qualities in each of the companies it considers for the Fund, such as:

●	A history of innovation and competitiveness
●	Products and services that meet important needs
●	Strong market position and the potential for sustained long-term growth
●	Above-average business fundamentals with attractive margins
●	An ability to manage within ecological limits and to manage environmental risk and opportunity
●	Business practices that are adaptable and reflect industry best practices

Principles for Investment (Portfolio 21 Global Equity Fund)

Trillium’s investment approach includes principles that establish a high bar and assure consistency in our decision-making process.

Ecological Limits: Companies shall demonstrate an understanding of the ecological limits that exist for their business and address their specific impact areas through a range of verifiable initiatives.

Environmental Stewardship: All companies are in a position to protect and preserve the environment and shall have appropriate policies to guide their behavior, as well as a history of appropriate behavior.

Environmental Strategy: Companies shall have strategies for becoming more efficient in their interactions with the environment and show progress toward meaningful goals.

Human Rights & Equality: Companies shall assure that they are not directly, or indirectly through their supply chain, involved in egregious labor practices.

Societal Impacts: Companies shall demonstrate an understanding of the impact that their activities have on a given society or community and behave in a manner respectful of known customs or concerns.

Corporate Governance: All companies have the ability to be honorable corporate citizens and should be expected to do so. Essential to this achievement is a company’s corporate governance structure and policies.

There are certain industries and business activities that we believe are too environmentally risky or present social outcomes that are too unattractive to warrant investment consideration. We exclude the extractive industries of mining and fossil fuel production, as well as companies exclusively involved in agricultural biotechnology, gambling, nuclear energy, tobacco, and weapons production. We also evaluate companies to ensure they meet our animal testing requirements.

The Adviser believes that finding companies that meet its financial and environmental standards is an important part of the process, but that it is also critical to make investments at reasonable valuations.

In the Adviser’s opinion, each company is unique in terms of its business and environmental risk profile.  As a result, the Adviser considers many factors in valuing a company, such as:

●	Environmental risk factors
●	Management reputation
●	Traditional analysis of the stock price relative to earnings, cash flow, dividend yield, and book value
●	Valuation of the stock relative to the company’s history, peer group, and to the broad market
●	Balance sheet and debt service analysis, including various measures of financial leverage and interest coverage ratios

Table of Contents - Prospectus
16

The Adviser looks to achieve capital appreciation by investing in superior companies while also maintaining adequate diversification to avoid excessive risk.

The portfolio is diversified by:

●	Economic sector, although the Adviser is willing to have substantial over and under weights relative to the market based on where the Adviser finds the most attractive opportunities
●	Country or region, based on where the Adviser finds individual opportunities
●	Size of companies, with a consistent overall profile of large, global companies but also including smaller companies with perceived good future potential or unique business models

The Adviser’s approach of investing in what it believes to be great companies results in a portfolio that looks quite different from the overall market.  The Adviser monitors the portfolio closely in an effort to assure prudent diversification based on exposure to a variety of economic trends and investment themes.

Additionally, the Portfolio 21 Global Equity Fund may participate in securities lending arrangements of up to 33 1/3% of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio.

Shares of Other Registered Investment Companies.  The Portfolio 21 Global Equity Fund may invest in shares of other registered investment companies, including money market funds, subject to the limitations of the Investment Company Act of 1940, as amended.  To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses.

Trillium may choose to sell a security out of the Funds after analyzing the security and reviewing any top-down change in asset or sector allocation targets set by Trillium.  The Adviser also considers any negative changes to a company’s fundamentals, deterioration in the ESG characteristics, or a decline in the security’s relative valuation or position.

Temporary or Cash Investments. Under normal market conditions, each Fund will invest according to its principal investment strategies described above.  However, a Fund may temporarily depart from its principal investment strategies by making short-term investments in cash and cash equivalents, such as certificates of deposits, bankers’ acceptances, time deposits, commercial paper, short-term notes or money market instruments in response to adverse market, economic or political conditions.  As a result, a Fund may not achieve its investment objective to the extent that it makes such “defensive” investments.  In the event that a Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Principal Risks of Investing in the Funds

The principal risks of investing in the Funds that may adversely affect the Funds’ net asset value (“NAV”) or total return have previously been summarized in the “Summary Section.”  These risks are discussed in more detail below.

Table of Contents - Prospectus
17

Equity Risk.  This is the risk that stock prices will fall over short or extended periods.  Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles.  Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by such companies may suffer a decline in response.  These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Equity Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.  Investor perceptions may impact the market and are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.  If you hold common stocks of any given issuer, you would generally be exposed to greater risk than if you hold preferred stock or debt obligations of the issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers.

Foreign Securities Risk.  Foreign investments, including ADRs, GDRs, and similar investments, may be subject to more risks than U.S. investments.  These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments.  Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.  Amounts realized on sales of or distributions with respect to foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities.  Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates.  Such fluctuations may reduce the value of the investment.  Foreign investments are also subject to risks including potentially higher withholding and other taxes, higher costs of custody and trading, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets.  In addition, foreign markets can, and often do, perform differently than U.S. markets.  Given the global interrelationships of today’s economy, volatility or threats to stability of any significant currency, such as occurred in the recent past with the European Monetary Union, or significant political instability, may affect other markets and affect the risk of an investment in a Fund.  Changes in foreign tax laws, exchange controls, investment regulations and policies on nationalization and expropriation as well as political instability may affect the operations of foreign companies and the value of their securities.

Emerging Markets Risk (Portfolio 21 Global Equity Fund only).  Emerging markets are markets of countries in the initial stages of industrialization and generally have low per capita income.  In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues which could reduce liquidity.

Environmental Policy Risk (Portfolio 21 Global Equity Fund only).  The Fund’s environmental policy could cause it to underperform compared to similar funds that do not have such a policy.  Accordingly, a Fund may forego opportunities to buy certain securities when it might otherwise be advantageous to do so, or may sell securities for environmental reasons when it might be otherwise disadvantageous for it to do so.

Table of Contents - Prospectus
18

Securities Lending Risk (Portfolio 21 Global Equity Fund only).  There are certain risks associated with securities lending, including the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.  When the Fund loans its portfolio securities, it will receive collateral consisting of cash or cash equivalents, securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, an irrevocable bank letter of credit, or any combination thereof.  Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.  In addition, any investments made with the collateral received are subject to the risks associated with such investments.  If such investments lose value, the Fund will have to cover the loss when repaying the collateral.

General Market Risk.  General market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.  General market risk may affect a single issuer, industry, sector of the economy or the market as a whole.  In the recent past, global financial markets experienced severe uncertainty and stress, which resulted in extreme volatility in the equity markets and in the prices of individual stocks.  In some cases, the prices of stocks of individual companies were negatively impacted even though there may have appeared to be little or no degradation in a company’s financial conditions or prospects.  These market conditions could recur and add significantly to the risk of short-term volatility of the Funds.

Large Companies Risk ( Portfolio 21 Global Equity Fund and All Cap Fund only).  Large company stock risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies.  Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.  Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Risk.  Management risk describes the Funds’ ability to meet their investment objectives based on the Adviser’s success or failure at implementing investment strategies for the Funds.  The value of your investment is subject to the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities.  If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished.

New Fund Risk (All Cap Fund and SMID Fund only).  The Funds are new with no operating history and there can be no assurance that they will grow to or maintain an economically viable size, in which case the Board of Trustees or the Adviser may determine to liquidate a Fund.  A liquidation of a Fund can be initiated by the Board of Trustees without shareholder vote and, while shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

Small and Mid-Sized Company Risk.  Investments in smaller and mid-size companies may be speculative and volatile and involve greater risks than are customarily associated with investments in larger companies.  Many small to mid-size companies are more vulnerable than larger companies to adverse business or economic developments.  Securities of these types of companies may have limited liquidity and their prices may be more volatile.  They may have limited product lines, markets or financial resources.  New and improved products or methods of development may have a substantial impact on the earnings and revenues of such companies.  Any such positive or negative developments could have a corresponding positive or negative impact on the value of their shares. You should expect that the Funds’ shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

Table of Contents - Prospectus
19

Sustainability (ESG) Policy Risk (All Cap Fund and SMID Fund only).  The Funds’ ESG policy could cause it to perform differently compared to similar funds that do not have such a policy.  The exclusionary criteria related to this ESG policy may result in the Funds foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so.  The Funds will vote proxies in a manner that is consistent with its ESG criteria, which may not always be consistent with maximizing short-term performance of the issuer.

PORTFOLIO HOLDINGS INFORMATION

A complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”) and on the Funds’ website at www.trilliummutualfunds.com.

MANAGEMENT OF THE FUNDS

Investment Adviser

The Funds have entered into investment advisory agreements (the “Advisory Agreements”) with Trillium Asset Management, LLC, Two Financial Center, 60 South Street, Suite 1100, Boston, Massachusetts 02111, pursuant to which Trillium manages the Funds’ investments and business affairs subject to the supervision of the Board.  The Adviser provides the Funds with advice on buying and selling securities.  The Adviser also furnishes the Funds with office space and certain administrative services.  As of June 30, 2015, the Adviser had approximately $2.2 billion in assets under management.  Under the Advisory Agreements for the Funds, the Adviser is entitled to receive a monthly management fee for its investment advisory services calculated daily and payable monthly equal to 0.70% of average daily net assets for the All Cap Fund, 0.75% of average daily net assets for the SMID Fund and 0.90% for the Portfolio 21 Global Equity Fund.

A discussion regarding the basis for the Board’s approval of the Funds’ Advisory Agreements will be available in the Funds’ Semi-Annual Report to shareholders for the period ending December 31, 2015.

Fund Expenses

The Adviser has contractually agreed to reduce its fees and pay expenses of the All Cap Fund and the SMID Fund to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding interest expense in connection with investment activities, taxes, Acquired Fund Fees and Expenses and extraordinary expenses) will not exceed the amounts shown below as a percentage of each Fund’s average daily net assets (the “Expense Caps”).

Fund	Institutional Class Expense Cap	Retail Class Expense Cap
All Cap Fund	0.90%	1.25%
SMID Fund	0.98%	1.33%

Any reduction in advisory fees or payment of expenses made by the Adviser is subject to reimbursement by the Funds if requested by the Adviser and the Board approves such reimbursement in subsequent fiscal years.  The Adviser may request reimbursement if the aggregate amount actually paid by the Funds towards operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Caps.  The Adviser may be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  The Funds must pay their current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses.  The current Expense Caps are in place indefinitely, but at a minimum through July 30, 2017.  The Expense Cap agreement may be terminated at any time by the Board of Trustees upon 60 days’ notice to the Adviser, or by the Adviser with the consent of the Board.

Table of Contents - Prospectus
20

Portfolio Managers

All Cap Fund
Elizabeth Levy, CFA joined the Adviser in 2012 and currently serves as senior vice president, portfolio manager and research analyst, and leads the All Cap Core and Fossil Fuel Free Core Strategies.  She also provides research to Trillium’s Community Investment portfolio.  She became a Senior Vice President in January 2014 and previously was a Vice President.  Prior to joining Trillium, Elizabeth worked as a portfolio manager for Winslow Management Company, a division of Brown Advisory, where she had been since 2004.  She managed two environmentally focused investment strategies, the Winslow Green Large Cap strategy from 2009-2011 and the Winslow Green Growth strategy during 2011.  She also provided equity research across Brown Advisory’s strategies, with a focus on water companies.  She served on the Steering Committee of the Social Investment Research Analysts Network (SIRAN), and is a previous Treasurer and Vice President of the Board of Directors of Harvest Cooperative Markets in Boston.  Elizabeth holds a B.S. in Chemistry from the College of William and Mary, and a Master of Environmental Management from the Yale School of Forestry and Environmental Studies.  She is a member of the Boston Security Analysts Society and is a Chartered Financial Analyst charterholder.

Stephanie Leighton, CFA, joined the Adviser in 1990 and currently serves as partner, portfolio manager and research analyst.  Stephanie became a partner in January 2014 and previously she was a Senior Vice President.  She leads the Large Cap Core and Growth and Income strategies.  Prior to joining Trillium, Stephanie was an Investment Officer at Sun Life of Canada and an analyst at Pioneering Management Corporation.  She serves on the Indigenous Peoples’ Working Group US SIF and has served on the Unitarian Universalist Association’s Committee on Socially Responsible Investing.  Stephanie holds a B.A. from Bard College and an M.B.A. from Northeastern University.  She is a past president of the New England Chapter of the Social Investment Forum.  Stephanie is a member of the Boston Security Analysts Society and is a Chartered Financial Analyst charterholder.

SMID Fund
Laura McGonagle, CFA, joined the Adviser in 2001 and currently serves as senior vice president, portfolio manager and research analyst, and leads the Small/Mid Cap Core strategy.  She became a Senior Vice President in January 2014 and previously was a Vice President.  Prior to joining Trillium, Laura was an equity research analyst at Adams, Harkness and Hill, a Boston-based investment bank that focuses on emerging growth companies.  Laura’s last position at Adams was as a sell-side equity analyst in the “Healthy Living” group.  This group covered specialty consumer stocks, which addressed the consumers’ growing awareness of the impact of nutrition, environment and lifestyle choices on their well-being.  Laura earned a B.A. in quantitative economics from Tufts University in 1992.  Laura is a member of the Boston Security Analysts Society and is a Chartered Financial Analyst charterholder.

Matthew Patsky, CFA, joined Trillium in 2009 as a managing partner, CEO, portfolio manager, and he also currently leads our Sustainable Opportunities strategy.  Matt began his career at Lehman Brothers in 1984 as a technology analyst. In 1989, while covering emerging growth companies for Lehman, he began to incorporate environmental, social and governance factors into his research, becoming the first sell side analyst in the United States to publish on the topic of socially responsible investing in 1994.  As Director of Equity Research for Adams, Harkness & Hill, he built that firm’s powerful research capabilities in socially and environmentally responsible areas such as renewable energy, resource optimization, and organic and natural products.  Matt was most recently at Winslow Management Company in Boston, where he served as director of research, chairman of the investment committee and portfolio manager for the Green Solutions Strategy and the Winslow Green Solutions Fund.  He holds a Bachelor of Science in Economics from Rensselaer Polytechnic Institute and is a Chartered Financial Analyst charterholder.

Table of Contents - Prospectus
21

Portfolio 21 Global Equity Fund
James Madden, CFA, Senior Portfolio Manager, has more than 20 years of experience in socially and environmentally responsible investing.  He has led several shareholder resolutions with corporations and developed the Adviser’s shareholder activism programs.  He received his bachelor’s degree and MBA from the University of Wisconsin.  James has been with the Adviser since January 1, 2015, and prior to that, he was with the Fund’s previous investment advisor, Portfolio 21 Investments, since 1991.  James is jointly and primarily responsible for day-to-day management of the Fund.  He is a member of the CFA Institute and the Portland Society of Financial Analysts.

Anthony Tursich, CFA, Senior Portfolio Manager, has more than 15 years of experience in the field of investment management.  He received his bachelor’s degree from Montana State University and his MBA from Portland State University.  Anthony studied European business at Ecole Superieure de Commerce Marseille-Provence in France.  He has been with the Adviser since January 1, 2015, and prior to that, he was with the Fund’s previous investment advisor, Portfolio 21 Investments, since July 1997.  Anthony is jointly and primarily responsible for day-to-day management of the Fund.  He is a member of the CFA Institute and the Portland Society of Financial Analysts.

The SAI provides additional information on the portfolio managers’ compensation, other accounts they manage and their ownership of shares of the Funds.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The Funds sell their shares at net asset value (NAV).  The NAV is determined by dividing the value of the Funds’ securities, cash and other assets, minus all liabilities, by the number of shares outstanding (assets – liabilities / number of shares = NAV).  The NAV takes into account the expenses and fees of the Funds, including management, administration and other fees, which accrue daily.  The Funds’ share price is calculated as of the close of regular trading (generally 4:00 p.m. Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

All shareholder transaction orders received in good form (as described below under “How to Buy Shares”) by U.S. Bancorp Fund Services, LLC (“Transfer Agent”), the Funds’ transfer agent, or an authorized financial intermediary by 4:00 p.m. Eastern time will be processed at that day’s NAV.  Transaction orders received after 4:00 p.m. Eastern time will receive the next day’s NAV.  The Funds’ NAV, however, may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC.  The Funds do not determine the NAV of their shares on any day when the NYSE is not open for trading, such as weekends and certain national holidays as disclosed in the SAI (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share).  In certain cases, the Funds may make fair value determinations made as described below under procedures as adopted by the Board.

Table of Contents - Prospectus
22

Fair Value Pricing

Occasionally, reliable market quotations are not readily available, there may be events affecting the value of foreign securities, or other securities held by the Funds that occur when regular trading on a foreign exchange is closed, but before trading on the NYSE is closed (a Significant Event”).  Fair value determinations are then made in good faith in accordance with procedures adopted by the Board.  Generally, the fair value of a portfolio security or other assets shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale.  To help determine whether a Significant Event has occurred with respect to securities traded principally in foreign markets for the International Fund, a third party service provider has been engaged to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of the close of the relevant foreign market and the close of trading on the NYSE.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.  As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.  If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Funds would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation procedures.  If any significant discrepancies exist, the Funds may adjust their fair valuation procedures.

How to Buy Shares

To purchase shares of the Funds, you must make a minimum initial or subsequent investment as listed in the table below:

Minimum Investments
	To Open Regular Account	To Open Retirement or Tax-Deferred Account	To Open an Automatic Investment Plan	To Add to Your Account
Institutional Class	$100,000	$100,000	N/A	$1,000
Retail Class	$5,000	$1,000	$1,000	$100

You may purchase shares by completing an account application.  Your order will not be accepted until the completed account application is received by the Funds or the Transfer Agent.  Shares are purchased at the NAV next determined after the Transfer Agent receives your order in good order.  “Good order” means your purchase request includes:  (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to “Trillium Funds.”  Account applications will not be accepted unless they are accompanied by payment in U.S. dollars drawn on a U.S. financial institution.  The Funds do not accept payment in cash or money orders.  To prevent check fraud, the Funds do not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Funds are unable to accept postdated checks or any conditional order or payment.  If your payment is not received or if you pay with a check that does not clear, your purchase will be canceled.  If your check is returned for any reason, a $25 fee will be assessed against your account.  You will also be responsible for any losses suffered by the Funds as a result.  The Funds do not issue share certificates.  The Funds reserve the right to reject any purchase in whole or in part.  The minimum investment requirements may be reduced from time to time by the Funds.

The Funds have not registered shares for sale outside of the United States.  The Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Table of Contents - Prospectus
23

USA PATRIOT ACT.  The USA PATRIOT Act of 2001 requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  When completing the account application, you will be required to supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted. Until such verification is made, the Funds may temporarily limit additional share purchases.  In addition, the Funds may close an account if they are unable to verify a shareholder’s identity.  As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.  Corporate, trust and other entity accounts require further documentation.  Please contact the Transfer Agent at 866.209.1962 if you need additional assistance when completing your account application.

If the Funds do not have a reasonable belief of the identity of a shareholder, the account application will be rejected and you will not be allowed to perform a transaction in the account until such information is received.  The Funds also reserve the right to close the account within five business days if clarifying information/documentation is not received.  Only persons with a valid social security number or tax identification number and permanent U.S. street address may open accounts.

By Mail.  To purchase Fund shares by mail, simply complete and sign an account application and mail it with a check made payable to Trillium Funds to:

For Regular Mail Delivery: Trillium Funds [Name of Fund] c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	For Overnight Delivery: Trillium Funds [Name of Fund] c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202

NOTE:  The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.

If you are making a subsequent purchase, detach the stub that is attached to the account statement you will receive after each transaction and mail it with a check made payable to “Trillium Funds” to the Transfer Agent in the envelope provided with your statement or to the address noted above.  You should write your account number on the check.  If you do not have the stub from your account statement, include your name, address and account number on a separate piece of paper.

By Telephone.  If you accepted telephone options on the account application, you may purchase additional shares by calling the Funds toll free at 866.209.1962.  If your account has been open for 15 days, telephone orders, in the amount of $1,000 or more, are acceptable via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network.  You must have banking information established on your account prior to making a purchase.  Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions.  If the Funds receive your order prior to 4:00 p.m. Eastern time, the Transfer Agent will purchase shares at the NAV next calculated on the day of your purchase order.  For security reasons, requests by telephone may be recorded.  Once a telephone transaction has been placed, it cannot be canceled or modified.

Table of Contents - Prospectus
24

By Wire

Initial Investment.  If you are making an initial investment in the Funds, before you wire funds, please contact the Transfer Agent at 866.209.1962 to arrange with a service representative to submit your completed account application via overnight delivery or facsimile.  Upon receipt of your account application, the Transfer Agent will establish an account for you and a service representative will contact you within 24 hours to provide you with an account number and wiring instructions.

Once your account is established, you may instruct your bank to initiate the wire using the instructions given by the service representative.  Prior to sending the wire purchase, please contact the Transfer Agent at 866.209.1962 to advise of your wire and to ensure proper credit upon receipt.  It is essential that your bank include the name of the Funds, your name and account number in all wire instructions.

Subsequent Investment.  If you are making a subsequent purchase, your bank should wire funds as indicated below.  Before each wire purchase, please contact the Funds to advise of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  It is essential that your bank include the name of the Funds and your name and account number in all wire instructions.  If you have questions about how to invest by wire, you may call the Transfer Agent.  Your bank may charge you a fee for sending a wire to the Funds.

Your bank should transmit funds by wire to:

U.S. Bank N.A.
777 E. Wisconsin Avenue
Milwaukee, WI 53202
ABA Routing Number 075000022
For credit to U.S. Bancorp Fund Services, LLC
DDA #112-952-137
for further credit to [insert Fund name]
[shareholder name and account number]

Wired funds must be received prior to 4:00 p.m., Eastern time, to be eligible for same day pricing.  Neither the Funds, or U.S. Bank N.A., the Funds’ custodian, are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions. If you have questions about how to invest by wire, you may contact the Funds by telephoning toll free at 866.209.1962.

Through a Financial Intermediary.  You may buy and sell shares of the Funds through certain financial intermediaries and their agents that have made arrangements with the Funds and are authorized to buy and sell shares of the Funds (collectively, “Financial Intermediaries”).  Your order’s price will be at the Fund’s NAV next determined after a Financial Intermediary receives it. A Financial Intermediary may hold your shares in an omnibus account in the Financial Intermediary’s name and the Financial Intermediary may maintain your individual ownership records.  The Funds may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services.  Financial Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them.  Financial Intermediaries are responsible for placing your order correctly and promptly with the Funds, forwarding payment promptly, as well as ensuring that you receive copies of the Funds’ Prospectus.  If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, your order will be priced at the Funds’ NAV next computed after it is received by the Financial Intermediary.  Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.

Table of Contents - Prospectus
25

Automatic Investment Plan (“AIP”) (Retail Class Shares Only). For your convenience, the Fund offers an AIP. Under the AIP, after your minimum initial investment, you authorize the Fund to withdraw the amount you wish to invest from your personal bank account on a monthly or quarterly basis. Each AIP investment must be $100 or greater. If you wish to participate in the AIP, please complete the “Automatic Investment Plan” section on the account application and mail it to the Fund at the address listed under “Purchase by Mail”, or call the Transfer Agent at 866.209.1962 for additional information.  In order to participate in the AIP, your bank or financial institution must be a member of the ACH network.  Any request to change or terminate your participation in the AIP should be submitted to the Fund at least five business days prior to the automatic investment date.  If your payment is rejected by your bank, the transfer agent will charge a $25 fee to your account. The Fund may terminate or modify this privilege at any time.

The AIP is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets.  By continually investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Please call 866.209.1962 for additional information regarding the Fund’s AIP.

Retirement Plans.  The Funds offer an IRA plan.  You may obtain information about opening an IRA account by calling 866.209.1962.  If you wish to open a Keogh, Section 403(b) or other retirement plan, please contact your Financial Intermediary.

How to Sell Shares

In general, orders to sell or “redeem” shares may be placed directly with the Funds, the Transfer Agent or your Financial Intermediary.  You may redeem part or all of your shares at the next determined NAV after the Funds receive your order.  You should request your redemption prior to the close of the NYSE, generally 4:00 p.m., Eastern time, to obtain that day’s closing NAV.  Redemption requests received after the close of the NYSE are treated as though received on the next business day.

By Mail.  You may redeem your shares by simply sending a written request to the Transfer Agent.  Please provide the name of the Fund, your account number and state the number of shares or dollar amount you would like redeemed.  All of the shareholders whose names appear on the account registration should sign the letter.  Redemption requests will not become effective until the Transfer Agent receives all documents in proper form.  Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization).  Shareholders should contact the Transfer Agent for further information concerning documentation required for redemption of Fund shares.

For Regular Mail Delivery: Trillium Funds [Name of Fund] c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	For Overnight Delivery: Trillium Funds [Name of Fund] c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202

Table of Contents - Prospectus
26

NOTE:  The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding tax.

By Telephone and by Wire.  If you accepted telephone options on the account application, you may redeem by telephone.  You may redeem up to $100,000 in shares by calling the Transfer Agent at 866.209.1962 before the close of trading on the NYSE, normally 4:00 p.m., Eastern Time.  The Transfer Agent will mail redemption proceeds to the address that appears on the Transfer Agent’s records.  At your request, redemption proceeds will be wired or sent via electronic funds transfer through the ACH network to a pre-designated bank account.  Redemption proceeds will be sent on the business day following the redemption of shares.  There is a $15 wire charge for each wire, which will be deducted from your account balance on dollar specific trades or from the proceeds on complete redemptions and share specific trades.  There is no charge when proceeds are sent via the ACH system; however, funds may not be available in your account for two to three days.  Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request.

If you have a retirement account, you may not redeem shares by telephone.  Once you place a telephone transaction, you cannot cancel or modify it.  During periods of high market activity, you may encounter longer than usual wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.  You may make your redemption request in writing.

Prior to executing an instruction received to redeem funds by telephone, the Funds and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine.  These procedures may include recording the telephone call and asking the caller for a form of personal identification.  If the Funds and the Transfer Agent follow these procedures, they will not be liable for any loss, expense, or cost arising out of any telephone redemption request that is reasonably believed to be genuine.  This includes any fraudulent or unauthorized request.  The Funds may change, modify or terminate these telephone and wire redemption privileges at any time upon at least a 60-day notice to shareholders.  If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

Through a Financial Intermediary.  You may redeem Fund shares through your Financial Intermediary.  Redemptions made through a Financial Intermediary may be subject to procedures established by that institution.  Your Financial Intermediary is responsible for sending your order to the Funds and for crediting your account with the proceeds.  For redemptions through Financial Intermediaries, orders will be processed at the NAV next effective after receipt by the Fund or Financial Intermediary of the order.  Please keep in mind that your Financial Intermediary may charge additional fees for its services.  Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.

Systematic Withdrawal Plan – Retail Class Shares Only

As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Plan (“SWP”).  Under the SWP, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis.  In order to participate in the SWP, your account balance must be at least $10,000 and each withdrawal amount must be for a minimum of $100.  If you elect this method of redemption, the Funds will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account.  For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your account.  The Funds may terminate the SWP at any time.  You may also elect to terminate your participation in the SWP at any time by contacting the Transfer Agent sufficiently in advance of the next withdrawal.

Table of Contents - Prospectus
27

A withdrawal under the plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to your account, your account may ultimately be depleted.  To establish the SWP, complete the “Systematic Withdrawal Plan” section of the Funds’ account application.  Please call 866.209.1962 for additional information regarding the Funds’ SWP.

Redemption Fees (All Cap Fund and SMID Fund only).  The Funds are intended for long-term investors.  Short-term “market-timers” that engage in frequent purchases and redemptions can disrupt the Funds’ investment program and create additional transaction costs that are borne by all shareholders.  For these reasons, the Funds will assess a 2.00% fee on the redemption of Fund shares held for 90 days or less.  The Funds deduct the redemption fee from your proceeds and retain it for the benefit of long-term shareholders.  The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if you purchase shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies.  In addition, the Funds retain the right to waive the redemption fee in circumstances it deems reasonable.  The Funds reserve the right to change the terms and amount of this fee upon at least 60 days’ notice to shareholders.

This fee does not apply to:

(1)	shares purchased through reinvested dividends or capital gains;
(2)	Fund redemptions under the Fund’s SWP;
(3)	the redemption of shares previously purchased under an AIP;
(4)	the involuntary redemption of low balance accounts;
(5)
sales of Fund shares made in connection with non-discretionary portfolio rebalancing associated with certain asset-allocation programs managed by fee-based investment advisers, certain wrap accounts and certain retirement plans;

(6)	minimum required distributions from retirement accounts;
(7)	premature distributions from retirement accounts due to the disability or health of the shareholder;
(8)	redemptions resulting in the settlement of an estate due to the death of the shareholder;
(9)	conversion of shares from one share class to another in the same Fund;
(10)	taking out a distribution or loan from a defined contribution plan;
(11)	to effect, through a redemption and subsequent purchase, an account registration change within the same Fund; or
(12)	redemptions in connection with charitable investment pool accounts.

Exchanging Shares

You may exchange all or a portion of your investment from one Trillium Fund to any other Trillium Fund. Telephone requests to exchange shares can be made for a $5.00 exchange fee. Any new account established through an exchange will be subject to the minimum investment requirements described above.  The Transfer Agent will execute exchanges based on the relative NAV of the shares exchanged.  Your exchange is a sale of shares for federal income tax purposes, on which you may realize a taxable gain or loss subject to certain limitations on losses.  Since an exchange is a sale of shares, redemption fees may apply.  Call the Funds (toll-free) at 866.209.1962 to learn more about exchanges. Before exchanging into any other Fund, you should read its prospectus.

Table of Contents - Prospectus
28

Account and Transaction Policies

Waiver or Reduction of Investment Minimum.  Although not limited to the list below, the Adviser may waive or reduce the initial minimum investment in any of following circumstances:

•	Retirement, defined benefit and pension plans with plan assets of at least $25 million;
•	Bank or Trust companies investing for their own accounts or acting in a fiduciary or similar capacity;
•	Institutional clients of the Adviser;
•	Trustees and Officers of the Trust; and
•
Employees of the Adviser and its affiliates and their immediate families (i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and Uniform Gift or Transfer to Minors Act accounts naming qualifying persons).

Payment of Redemption Proceeds.  Proceeds will generally be sent no later than seven calendar days after the Funds receive your redemption request.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date.  Furthermore, there are certain times when you may be unable to sell the Funds’ shares or receive proceeds.  Specifically, the Funds may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days for:

(1)	any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted;
(2)
any period during which an emergency exists as a result of which disposal by the Funds of securities owned by them is not reasonably practicable or it is not reasonably practicable for the Funds fairly to determine the value of their net assets; or

(3)	such other periods as the SEC may permit for the protection of the Funds’ shareholders.

Redemption proceeds will be sent to the address of record.  The Funds will not be responsible for interest lost on redemption amounts due to lost or misdirected mail.  If you request the Transfer Agent to send the proceeds of redemption to an address other than the address of record, or if you change the address of record within 30 days of the redemption request, the request must be in writing with your signature guaranteed.

Low Balance Accounts.  The Funds may redeem the shares in your account if the value of your account is less than $5,000 because of redemptions you have made.  This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts.  The Transfer Agent will notify you that the value of your account is less than $5,000 before making an involuntary redemption.  You will then have 30 days in which to make an additional investment to bring the value of your account to at least $5,000 before the Funds take any action.

Redemption In-Kind.  The Funds have reserved the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Funds’ portfolio (a “redemption in-kind”).  The Funds do not expect to do so except in unusual circumstances.  A redemption in-kind is a taxable event to you.  If the Funds pay your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.  A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.  In addition to the possibility of a capital gain or loss, there is the additional risk of market loss to you until you receive the proceeds.

Table of Contents - Prospectus
29

Signature Guarantees.  Signature guarantees may be required for certain redemption requests.  A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:

•	For all redemption requests in excess of $100,000;
•	If a change of address request has been received by the Transfer Agent within the last 30 calendar days;
•	When requesting a change in ownership on your account; or
•	When redemption proceeds are payable or sent to any person, address or bank account not on record.

In addition to the situations described above, the Funds and/or the Transfer Agent may require a signature guarantee in other instances based on the facts and circumstances relative to the particular situation.  Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.  A notary public is not an acceptable signature guarantor. The Adviser also reserves the right to waive the signature guarantee requirement based upon the circumstances.

Householding.  In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family.  If you would like to discontinue householding for your accounts, please call 866.209.1962 to request individual copies of these documents.  We will begin sending individual copies thirty days after receiving your request to stop householding.  This policy does not apply to account statements.

Unclaimed Property.  Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws.

TOOLS TO COMBAT FREQUENT TRANSACTIONS

The Board has adopted a policy regarding excessive trading.  The Funds discourage excessive, short-term trading and other abusive trading practices and the Funds may use a variety of techniques to detect and discourage abusive trading practices.  These steps may include, among other things, monitoring trading activity, imposing redemption fees and using fair value pricing, under procedures as adopted by the Board when the Adviser determines that current market prices are not readily available.  As approved by the Board, these techniques may change from time to time as determined by the Funds in their sole discretion.

Table of Contents - Prospectus
30

In an effort to discourage abusive trading practices and minimize harm to the Funds and their shareholders, the Funds reserve the right, in their sole discretion, to reject any purchase order, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Adviser to be harmful to the Funds) and without prior notice.  The Funds may decide to restrict purchase and sale activity in their shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect the Fund’s performance.  Although the Funds have designed these efforts to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.  The Funds seek to exercise their judgment in implementing these tools to the best of their ability in a manner that they believe is consistent with shareholder interests.  Except as noted in the Prospectus, the Funds apply all restrictions uniformly in all applicable cases.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive.  In particular, since the Funds receive purchase and sale orders through Financial Intermediaries that use group or omnibus accounts, the Funds cannot always detect frequent trading.  However, the Funds will work with Financial Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.  In this regard, the Funds have entered into information sharing agreements with Financial Intermediaries, pursuant to which these intermediaries are required to provide to the Funds, at the Funds’ request, certain information relating to their customers investing in the Funds through non-disclosed or omnibus accounts.  The Funds will use this information to attempt to identify abusive trading practices.  Financial Intermediaries are contractually required to follow any instructions from the Funds to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Funds’ policies.  However, the Funds cannot guarantee the accuracy of the information provided to them from Financial Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a consequence, the Funds’ ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

RULE 12B-1, SHAREHOLDER SERVICING FEES AND OTHER PAYMENTS

Each Fund’s Retail Class shares have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  Under the Plan, each Fund is authorized to pay the distributor a fee for the sale and distribution of a Fund’s shares and services it provides to shareholders.  The maximum amount of the fee authorized is 0.25% of a Fund’s average daily net assets annually.  Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in a Fund’s shares and may cost you more than paying other types of sales charges.

The All Cap and SMID Funds have adopted a Shareholder Servicing Plan on behalf of the Retail Class.  Under the Shareholder Servicing Plan, the Retail Class is authorized to pay the Adviser an annual shareholder servicing fee of up to 0.10% of the Retail Class’s average daily net assets.  The Adviser uses this fee to finance certain activities related to servicing and maintaining shareholder accounts.

In addition to paying fees under the Shareholder Servicing Plan, a Fund may pay service fees to Financial Intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

Table of Contents - Prospectus
31

The Adviser or distributor, out of its own resources, and without additional cost to a Fund or its shareholders, may provide additional cash payments or non-cash compensation to Financial Intermediaries who sell shares of the Fund, including affiliates of the Adviser.  Such payments and compensation are in addition to the service fees paid by the Funds.  These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediary.  Cash compensation may also be paid to Financial Intermediaries for inclusion of a Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to a Fund’s shareholders.  The Adviser or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

DIVIDENDS AND DISTRIBUTIONS

The Funds will make distributions of dividends and capital gains, if any, at least annually.  The Funds will make a distribution of any undistributed capital gains earned during the 12-month period ended October 31 on or about December 31 of each year.  The Funds may make an additional payment of dividends or distributions if it deems it desirable at other times during any year.

The Funds will reinvest all distributions in shares of the Funds unless you choose one of the following options:  (1) receive dividends in cash; or (2) receive capital gains in cash.  Dividends are taxable whether reinvested in additional shares or received in cash.  If you wish to change your distribution option, write or call the Transfer Agent in advance of the payment date for the distribution.  If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in your account at the Funds’ then current NAV and to reinvest all subsequent distributions.

TAX CONSEQUENCES

The Funds have elected and intend to continue to qualify to be taxed as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  As regulated investment companies, the Funds will not be subject to federal income tax if they distribute their income as required by the tax law and satisfy certain other requirements that are described in the SAI.  The Funds generally operate in a manner such that they will not be liable for federal income or excise taxes on taxable income and capital gains distributed to shareholders.  The Funds intend to make distributions of ordinary income and capital gains.  In general, Fund distributions are taxable to you (unless your investment is through a qualified retirement plan), as either ordinary income or capital gain depending on the source of the Funds’ income.  Fund distributions of their short-term capital gains are taxable to you as ordinary income.  Fund distributions of their long-term capital gains are taxable to you as long-term capital gains.  The rate you pay on capital gains distributions from the Funds will depend on how long the Funds held the securities that generated the gains, not how long you owned your Fund shares, and there is no requirement that the Funds take into consideration any tax implications when implementing their investment strategy.  A portion of the ordinary income dividends paid to you by the Funds may be qualified dividends eligible for taxation at long-term capital gain rates.  An additional federal tax on net investment income at the rate of 3.8% applies to taxpayers with adjusted gross incomes above $200,000 for single filers and $250,000 for married joint filers.  You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.  Shareholders should note that the Funds may make taxable distributions of income and capital gains even when share values have declined.

Table of Contents - Prospectus
32

Dividends declared by the Funds in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year will be treated as paid in December for tax purposes.  Each year, you will receive a statement that shows the tax status of distributions you received the previous year.

All distributions generally reduce the NAV of a Fund’s shares by the amount of the distribution.  If you purchase shares prior to a distribution, the distribution will be taxable to you even though economically it may represent a return of your investment.

If you sell your Fund shares, it is a taxable event for you.  Depending on the purchase price and the sale price of the shares you sell, and any other adjustments to your tax basis for your shares, you may have a gain or a loss on the transaction.  You are responsible for any tax liabilities generated by your transaction.

By law, the Funds must withhold as backup withholding a percentage (currently 28%) of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Funds to do so.

Additional information concerning the taxation of the Funds and their shareholders is contained in the Statement of Additional Information.  Because each person’s tax situation is unique, always consult your tax professional about federal, state, local or foreign tax consequences of an investment in the Funds.

Table of Contents - Prospectus
33

FINANCIAL HIGHLIGHTS

Financial highlights are not available at this time for the All Cap Fund and the SMID Fund, because the All Cap Fund had not commenced investment operations prior to the date of this Prospectus and the SMID Fund recently commenced operations on August 31, 2015.

The following tables show the Portfolio 21 Global Equity Fund’s financial performance for the periods shown.  Certain information reflects financial results for a single Fund share.  “Total return” shows how much your investment in the Fund would have increased or decreased during the period, assuming you had reinvested all dividends and distributions.  This information has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm.  Its report and the Fund’s financial statements are included in the Annual Report to shareholders for the most recent fiscal period ended June 30, which is available upon request.

Table of Contents - Prospectus
34

Financial Highlights For a capital share outstanding throughout the year
Retail Class	Year Ended June 30,
	2015	2014	2013	2012	2011

Net asset value, beginning of year	$41.76	$35.79	$30.27	$33.67	$26.83

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.18*	0.32*	0.27*	0.25*	0.20
Net realized and unrealized gain (loss) on investments	(0.33)	5.84	5.58	(3.41)	6.80
Total from investment operations	(0.15)	6.16	5.85	(3.16)	7.00

LESS DISTRIBUTIONS:
From net investment income	(0.31)	(0.19)	(0.33)	(0.24)	(0.16)
From net realized gain	(4.19)	–	–	–	–
Total distributions	(4.50)	(0.19)	(0.33)	(0.24)	(0.16)
Paid-in capital from redemption fees	$–	0.00**	0.00**	0.00**	0.00**
Net asset value, end of year	$37.11	$41.76	$35.79	$30.27	$33.67
Total return	(0.14)%	17.24%	19.41%	(9.34)%	26.12%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$275.3	$312.5	$273.1	$235.5	$262.7
Portfolio turnover rate	36%	40%	27%	28%	8%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped and expenses absorbed	1.40%	1.42%	1.44%	1.46%	1.45%
After fees waived/recouped and expenses absorbed	1.40%	1.42%	1.44%	1.46%	1.46%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived/recouped and expenses absorbed	0.46%	0.82%	0.78%	0.83%	0.67%
After fees waived/recouped and expenses absorbed	0.46%	0.82%	0.78%	0.83%	0.66%

*     Average shares method.
**   Less than $0.01 per share.

Table of Contents - Prospectus
35

Financial Highlights For a capital share outstanding throughout the year
Institutional Class	Year Ended June 30,
	2015	2014	2013	2012	2011

Net asset value, beginning of year	$41.77	$35.74	$30.23	$33.64	$26.80

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.29*	0.46*	0.36*	0.37*	0.30
Net realized and unrealized gain (loss) on investments	(0.33)	5.82	5.58	(3.45)	6.79
Total from investment operations	(0.04)	6.28	5.94	(3.08)	7.09

LESS DISTRIBUTIONS:
From net investment income	(0.49)	(0.25)	(0.43)	(0.33)	(0.25)
From net realized gain	(4.19)	—	—	—	—
Total distributions	(4.68)	(0.25)	(0.43)	(0.33)	(0.25)
Paid-in capital from redemption fees	$—	0.00**	0.00**	0.00**	0.00**
Net asset value, end of year	$37.05	$41.77	$35.74	$30.23	$33.64
Total return	0.15%	17.61%	19.75%	(9.09)%	26.49%

SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$164.8	$188.0	$144.9	$132.3	$176.7
Portfolio turnover rate	36%	40%	27%	28%	8%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.10%	1.12%	1.14%	1.16%	1.15%
After fees waived and expenses absorbed	1.10%	1.12%	1.14%	1.16%	1.16%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.73%	1.17%	1.08%	1.21%	1.00%
After fees waived and expenses absorbed	0.73%	1.17%	1.08%	1.21%	0.99%

*     Average shares method.
**   Less than $0.01 per share.

Table of Contents - Prospectus
36

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•           Information we receive about you on applications or other forms;
•           Information you give us orally; and
•           Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Table of Contents - Prospectus
PN - 1

You can find more information about the Funds in the following documents:

Statement of Additional Information (“SAI”):  The SAI provides additional details about the investments and techniques of the Funds and certain other additional information.  A current SAI is on file with the SEC and is herein incorporated into this Prospectus by reference.  It is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports:  Additional information about the Funds’ investments will be available in the Funds’ Annual and Semi-Annual Reports to shareholders.  In the Funds’ Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during their first fiscal year.

You can obtain free copies of these documents, request other information and discuss your questions about the Funds by contacting the Funds at:

Trillium Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
866.209.1962
http://www.trilliummutualfunds.com

You can review and copy information, including the Funds’ reports and SAI, at the Public Reference Room of the SEC, 100 “F” Street, N.E., Washington, D.C. 20549-1520.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Shareholder reports and other information about the Funds are also available:

▪	Free of charge from the Funds’ website at http://www.trilliummutualfunds.com.
▪	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov.
▪	For a fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520.
▪	For a fee, by e-mail request to publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-05037)

Table of Contents - Prospectus

STATEMENT OF ADDITIONAL INFORMATION
October 31, 2015

Portfolio 21 Global Equity Fund
Institutional Class Ticker:  PORIX
Retail Class Ticker:  PORTX

Trillium Small/Mid Cap Fund
Institutional Class Ticker:  TSMDX
*Retail Class Ticker:  TBD
*Retail class shares are not available at this time

Trillium All Cap Fund
Institutional Class Ticker:  TACEX
Retail Class Ticker:  TBD
(This Fund is currently not available for purchase.)

Trillium Asset Management, LLC
Two Financial Center
60 South Street, Suite 1100
Boston, Massachusetts 02111
1.800.548.5684
www.trilliummutualfunds.com

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus dated October 31, 2015, as may be revised, of Trillium All Cap Fund (the “All Cap Fund”), Trillium Small/Mid Cap Fund (the “SMID Fund”) and Portfolio 21 Global Equity Fund (each a “Fund,” and collectively, the “Funds”), each a series of Professionally Managed Portfolios (the “Trust”).  This SAI is incorporated by reference into the Funds’ Prospectus dated October 31, 2015. Trillium Asset Management, LLC (the “Adviser”) is the investment Adviser to the Funds.  Copies of the Prospectus are available at www.trilliummutualfunds.com or by calling the number listed above.

The Portfolio 21 Global Equity Fund’s most recent Annual Report to shareholders is a separate document supplied with this SAI.  The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated into this SAI by reference to the Fund’s Annual Report dated June 30, 2015 as filed with the Securities and Exchange Commission (“SEC”).

Table of Contents - Statement of Additional Information (SAI)

Table of Contents - Statement of Additional Information (SAI)

THE TRUST

The Trust is a Massachusetts business trust organized on February 24, 1987 and is registered with the SEC as an open-end management investment company.  Prior to May 1991, the Trust was known as the Avondale Investment Trust.  The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series.  The Trust consists of various series that represent separate investment portfolios.  The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.  This SAI relates only to the Funds.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations.  However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust.

The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Funds’ assets for any shareholder held personally liable for obligations of the Funds or the Trust.  The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Funds or the Trust and satisfy any judgment thereon.  All such rights are limited to the assets of the Funds.  The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities.  However, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust’s total assets.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Funds themselves are unable to meet their obligations.

The All Cap Fund has not commenced operations as of the date of this SAI.

The SMID Fund commenced operations on August 31, 2015.

Retail Class shares of the Portfolio 21 Global Equity Fund commenced operations on September 30, 1999.  Institutional Class shares of the Portfolio 21 Global Equity Fund commenced operations on March 30, 2007.

The Funds are managed by Trillium Asset Management, LLC (“Trillium”).  Prior to January 1, 2015, the Portfolio 21 Global Equity Fund was managed by Portfolio 21 Investments (“Portfolio 21”).  On December 31, 2014, Trillium completed a transaction with Portfolio 21, which resulted in Trillium acquiring certain assets of Portfolio 21.

The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series of the Trust.  The Funds’ Prospectus and this SAI are a part of the Trust’s Registration Statement filed with the SEC.  Copies of the Trust’s complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at http://www.sec.gov.

INVESTMENT POLICIES AND RISKS

The Funds are diversified.  This means that for 75% of its total assets, each Fund may not invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the outstanding voting shares of a single issuer.  Under applicable federal securities laws, the diversification of a mutual fund’s holdings is measured at the time a fund purchases a security.  However, if a fund purchases a security and holds it for a period of time, the security may become a larger percentage of the fund’s total assets due to movements in the financial markets.  If the market affects several securities held by a fund, the fund may have a greater percentage of its assets invested in securities of fewer issuers.  Accordingly, a fund would be subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the fund qualifying as a diversified fund under applicable federal securities laws.

Table of Contents - Statement of Additional Information (SAI)

The following information supplements the discussion of each Fund’s investment objective and policies as set forth in its Prospectus.  The Funds may invest in the following types of investments, each of which is subject to certain risks, as discussed below.

Government Intervention in Financial Markets Risk

Instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced excess volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which a Fund invests, or the issuers of such securities, in ways that are unforeseeable. In unusual circumstances, issuers of corporate securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Risks Associated With Recent Economic Events

The U.S. credit markets have been experiencing above-average volatility and disruption for more than five years. Instability in the credit markets has made it more difficult for some issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These developments may increase the volatility of the value of securities owned by a Fund. These developments may also make it more difficult for a Fund to accurately value its securities or to sell its securities on a timely basis. These developments may also adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by a Fund to make payments of principal and interest when due, lead to lower credit ratings of issuers and increased defaults by issuers. Such developments could, in turn, reduce the value of securities owned by a Fund and adversely affect the net asset value (“NAV”) of its shares.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect a Fund or investments made by a Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives. There is a risk that new and additional government regulation authorized by the Dodd-Frank Act could result in higher Fund costs and expenses. Legislators and regulators in the United States are currently considering a wide range of proposals in addition to the Dodd-Frank Act that, if enacted, could result in major changes to the way banking operations are regulated.  In addition, the recent European debt crisis and related financial restructuring efforts have contributed to the instability in global credit markets. The strength and duration of any economic recovery will be impacted by the European debt crisis and the reaction to any efforts to address the crisis.

Table of Contents - Statement of Additional Information (SAI)

Equity Securities

The Funds may invest in equity securities consistent with each Fund’s investment objective and strategies.  Common stocks, preferred stocks and convertible securities are examples of equity securities.

All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time.  Historically, the equity markets have moved in cycles and the value of the securities in a Fund’s portfolio may fluctuate substantially from day to day.  Owning an equity security can also subject a Fund to the risk that the issuer may discontinue paying dividends.

To the extent a Fund invests in the equity securities of small or medium-size companies, it will be exposed to the risks of small- and medium-sized companies.  Such companies have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies.  Furthermore, those companies often have limited product lines or services.  In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of these securities when held by a Fund.  As a result, as compared to larger-sized companies, the performance of smaller-sized companies can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.

Common Stock
A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions.  In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to a Fund as a holder of that company’s common stock.  It is possible that all assets of that company will be exhausted before any payments are made to a Fund.

Preferred Stock
Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.  A preferred stock has a blend of the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities
The Funds may invest in convertible securities.  Convertible securities (such as debt securities or preferred stock) may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  In addition to the general risk associated with equity securities discussed above, the market value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.  While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Table of Contents - Statement of Additional Information (SAI)

Other Investment Companies.
The Funds may invest in the securities of other registered investment companies, subject to the limitations set forth in the Investment Company Act of 1940, as amended, (the “1940 Act”).  Investments in the securities of other investment companies will likely result in the duplication of advisory fees and certain other expenses.  By investing in another investment company, a Fund becomes a shareholder of that investment company.  As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

Section 12(d)(1)(A) of the 1940 Act generally prohibits a Fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund.  There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.

In accordance with Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) a Fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price including a sales load that exceeds the limits set forth in Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to the fund of funds (i.e., 8.5%).

Exchange-Traded Funds.
Each Fund may also invest in shares of exchange-traded funds (“ETFs”).  ETFs are investment companies which seek to replicate the performance, before fees and expenses, of an underlying index of securities.  An ETF is similar to a traditional mutual fund but trades at different prices during the day on a securities exchange like a stock.  Similar to investments in other investment companies discussed above, the Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company.  In addition, each Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above.  To the extent a Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries.  The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and a Fund will purchase and sell these shares on the secondary market at their current market price, which may be more or less than their net asset value.  Investors in the Fund should be aware that ETFs are subject to “tracking risk,” which is the risk that an ETF will not be able to replicate exactly the performance of the index it tracks.

As a purchaser of ETF shares on the secondary market, each Fund will be subject to the market risk associated with owning any security whose value is based on market price.  ETF shares historically have tended to trade at or near their net asset value, but there is no guarantee that they will continue to do so.  Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETF only in large blocks (typically, 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF.  The Funds do not expect to enter into such agreements and therefore will not be able to purchase and redeem their ETF shares directly from the ETF, but will instead purchase and sell shares on the secondary market.

Illiquid Securities

The Funds may not invest more than 15% of the value of their net assets in illiquid securities.  The Adviser will monitor the amount of illiquid securities in each Fund’s portfolio, under the supervision of the Board, to ensure compliance with this investment restriction.

Table of Contents - Statement of Additional Information (SAI)

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), securities which are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days.  Securities which have not been registered under the 1933 Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market.  Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to sell restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days.  A Fund might also have to register such restricted securities in order to sell them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

Restricted Securities

The Funds may invest in securities that are subject to restrictions on resale because they have not been registered under the 1933 Act.  These securities are sometimes referred to as private placements.  Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the 1933 Act are technically considered “restricted securities,” the Funds may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the “Illiquid Securities” section, provided that a determination is made that such securities have a readily available trading market.  The Funds may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act (“4(2) Paper”).  The Adviser will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board.  The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Adviser, and if as a result of changed conditions it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, a Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that such Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.  A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

Foreign Securities

Foreign Investments and Currencies.
The Portfolio 21 Global Equity Fund may invest in the securities of foreign issuers (“foreign securities”), including sponsored and unsponsored American Depositary Receipts (“ADRs”).

Investing in foreign securities involves certain risks not ordinarily associated with investments in securities of domestic issuers.  Foreign securities markets have, for the most part, substantially less volume than the U.S. markets and securities of many foreign companies are generally less liquid and their prices more volatile than securities of U.S. companies.  There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than in the U.S.  The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and the Fund may have greater difficulty taking appropriate legal action to enforce its rights in a foreign court than in a U.S. court.  Investing in foreign securities also involves risks associated with government, economic, monetary, and fiscal policies (such as the adoption of protectionist trade measures), possible foreign withholding taxes on dividends and interest payable to the Fund, possible taxes on trading profits, inflation, and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.  Furthermore, there is the risk of possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign government restrictions such as exchange controls.  Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers and as a result, there may be less publicly available information on such foreign issuers than is available from a domestic issuer.

Table of Contents - Statement of Additional Information (SAI)

In addition, the Portfolio 21 Global Equity Fund may invest in foreign securities of companies that are located in developing or emerging markets.  Investing in securities of issuers located in these markets may pose greater risks not typically associated with investing in more established markets such as increased risk of social, political and economic instability.  Emerging market countries typically have smaller securities markets than developed countries and therefore less liquidity and greater price volatility than more developed markets.  Securities traded in emerging markets may also be subject to risks associated with the lack of modern technology, poor infrastructures, the lack of capital base to expand business operations and the inexperience of financial intermediaries, custodians and transfer agents.  Emerging market countries are also more likely to impose restrictions on the repatriation of an investor’s assets and even where there is no outright restriction on repatriation, the mechanics of repatriations may delay or impede the Fund’s ability to obtain possession of its assets.  As a result, there may be an increased risk or price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations.

From time to time, the Portfolio 21 Global Equity Fund may invest a significant portion of its assets in the securities of a single country or region.  Substantial investment in a single country or region will subject the Fund, to a greater extent, to the risks associated with investments in that region or country.  The Fund will also be subject to the risks that its return will be more dependent on the economic performance of that country or region than a fund that is not so concentrated.

Dividends and interest payable on the Portfolio 21 Global Equity Fund’s foreign securities may be subject to foreign withholding tax. The Fund may also be subject to foreign taxes on its trading profits.  Some countries may also impose a transfer or stamp duty on certain securities transactions.  The imposition of these taxes will increase the cost to the Fund of investing in those countries that impose these taxes.  To the extent such taxes are not offset by credits or deductions available to shareholders in the Fund, under U.S. tax law, they will reduce the net return to the Fund’s shareholders.

Foreign Currency Transactions
Investments in foreign companies will usually involve currencies of foreign countries.  To the extent that the Portfolio 21 Global Equity Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar.  The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.  The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

Although the Portfolio 21 Global Equity Fund has no present intent of conducting foreign currency contracts, the Fund may, in the future, conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract.

Table of Contents - Statement of Additional Information (SAI)

The Portfolio 21 Global Equity Fund may conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract.  A forward foreign currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  Forward contracts are considered to be derivatives.  The Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract.  In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities.  The Fund will not enter into forward contracts for speculative purposes.  The Fund will not have more than 10% of its total assets committed to forward contracts, or maintain a net exposure to forward contracts that would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s investment securities or other assets denominated in that currency.

At or before settlement of a forward currency contract, the Portfolio 21 Global Equity Fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract.  If the Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency.  The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Risks of Foreign Currency Transactions
Foreign currency transactions involve certain costs and risks.  The Portfolio 21 Global Equity Fund incurs foreign exchange expenses in converting assets from one currency to another.  Forward contracts involve a risk of loss if the Adviser is inaccurate in its prediction of currency movements.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  The precise matching of forward contract amounts and the value of the securities involved is generally not possible.  Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency The Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency.  The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance.  Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies.

In addition, there is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation information available is generally representative of very large transactions in the interbank market.  The interbank market in foreign currencies is a global around-the-clock market.  Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.  The Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase.

The All Cap and SMID Funds may invest up to 20% of their total assets in securities of foreign issuers, including depositary receipts.

From time to time, the Funds may invest a significant portion of its assets in the securities of a single country or region.  Substantial investment in a single country or region will subject the Funds, to a greater extent, to the risks associated with investments in that region or country.  The Funds will also be subject to the risks that its return will be more dependent on the economic performance of that country or region than funds that are not so concentrated.

Table of Contents - Statement of Additional Information (SAI)

American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts.  Among the means through which the Funds may invest in foreign securities is the purchase of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”).  Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs and GDRs, in bearer form, may be denominated in other currencies and are designed for use in European or other foreign securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  EDRs and GDRs are European and Global receipts evidencing a similar arrangement.  ADRs, EDRs and GDRs may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.  For purposes of the Funds’ investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock.

Risks of Investing in Foreign Securities
Investing in foreign securities involves certain risks not ordinarily associated with investments in securities of domestic issuers.  Foreign securities markets have, for the most part, substantially less volume than the U.S. markets and securities of many foreign companies are generally less liquid and their prices more volatile than securities of U.S. companies.  There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than in the U.S.  The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and a Fund may have greater difficulty taking appropriate legal action to enforce its rights in a foreign court than in a U.S. court.  Investing in foreign securities also involves risks associated with government, economic, monetary, and fiscal policies (such as the adoption of protectionist trade measures), possible foreign withholding taxes on dividends and interest payable to a Fund, possible taxes on trading profits, inflation, interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.  Furthermore, there is the risk of possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign government restrictions, such as exchange controls.  Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to domestic issuers and, as a result, there may be less publicly available information on such foreign issuers than is available from a domestic issuer.

Tax Risks.  Dividends and interest payable on a Fund’s foreign securities may be subject to foreign withholding tax.  The Funds may also be subject to foreign taxes on its trading profits.  Some countries may also impose a transfer or stamp duty on certain securities transactions.  The imposition of these taxes will increase the cost to a Fund of investing in those countries that impose these taxes.  Such taxes are not expected to be offset by credits or deductions available to shareholders in the Funds under U.S. tax law, and thus will likely reduce the net return to a Fund’s shareholders.

Currency Risk.  To the extent the Funds invest in securities denominated in foreign currencies, the Funds will be subject to the risk that a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s assets denominated in that currency. Investing in foreign denominated securities may also result in transaction costs incurred in connection with conversions between various currencies.  In addition, only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets and securities transactions undertaken in foreign markets may not be settled promptly, subjecting the Funds to the risk of fluctuating currency exchange rates pending settlement.

Table of Contents - Statement of Additional Information (SAI)

Initial Public Offerings

The Funds may purchase equity securities in initial public offerings (“IPOs”).  These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations.  Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.  Securities issued in an IPO frequently are very volatile in price, and the Funds may hold securities purchased in an IPO for a very short period of time.  As a result, a Fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time, or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund.  In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs.  Similarly, as the number of Trillium Funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease.  The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so.  In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.  There can be no assurance that investments in IPOs will improve a Fund’s performance.

Borrowing

Each Fund may borrow money in amounts of up to one-third of its total assets (including the amount borrowed) from banks.  In addition, each Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions.  The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies.  Since substantially all of a Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the net asset value per share of a Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds.  In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds.  Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Securities Lending

The Portfolio 21 Global Equity Fund has received Board approval to lend up to 33 1/3 of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio.  The SEC currently requires that the following conditions must be met whenever the Fund’s portfolio securities are loaned:  (1) the Fund must receive at least 100% cash collateral (which may include cash, U.S. government or agency securities, or irrevocable bank letters of credit) from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.  These conditions may be subject to future modification.  Such loans will be terminable at any time upon specified notice.  The Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.  In addition, the Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.  The principal risk of portfolio lending is potential default or insolvency of the borrower.  In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.  As part of participating in a lending program, the Fund may be required to invest in collateralized debt or other securities that bear the risk of loss of principal.  In addition, all investments made with the collateral received are subject to the risks associated with such investments.  If such investments lose value, the Fund will have to cover the loss when repaying the collateral.

Table of Contents - Statement of Additional Information (SAI)

Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily.  Any securities that the Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest.  During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.

The All Cap and SMID Funds reserve the right, pending receipt of Board approval, to lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio.

There is a risk that a Fund will incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.  In addition, neither Fund will enter into any portfolio security lending arrangement having a duration of longer than one year.  The principal risk of portfolio lending is potential default or insolvency of the borrower.  In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.  As part of participating in a lending program, a Fund will invest its cash collateral only in investments that are consistent with the investment objectives, principal investment strategies and investment policies of the Fund.  All investments made with the cash collateral received are subject to the risks associated with such investments.  If such investments lose value, the Fund will have to cover the loss when repaying the collateral.  Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower shall be at the Fund’s risk.

Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily.  Any securities that a Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral, except for such part thereof that is a security in which the Fund is permitted to invest.  During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.

Short-Term Instruments

The Portfolio 21 Global Equity Fund may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits.
The Fund may hold certificates of deposit, bankers’ acceptances and time deposits.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

Table of Contents - Statement of Additional Information (SAI)

In addition to buying certificates of deposit and bankers’ acceptances, the Fund also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks.  Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes.
The Fund may invest a portion of its assets in commercial paper and short-term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s® Ratings Group, “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc.©, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.  These rating symbols are described in Appendix A.

The All Cap and SMID Funds may invest in short-term money market instruments issued in the United States or abroad (e.g., Australia, Canada, etc.), denominated in U.S. dollars or any foreign currency.  Short-term money market instruments include repurchase agreements, short-term fixed or variable rate certificates of deposit, time deposits with a maturity no greater than 180 days, bankers’ acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody’s or in similar other money market securities. Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers’ acceptances are negotiable obligations of a bank to pay a draft, which has been drawn by a customer, and are usually backed by goods in international trade.  Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period.  Certificates of deposit and time deposits generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund’s performance.

The All Cap and SMID Funds may also invest in other high quality fixed income securities denominated in U.S. dollars, any foreign currency or in a multi-national currency unit (e.g., the European Currency Unit).

Special Risks Related to Cyber Security

Each Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Table of Contents - Statement of Additional Information (SAI)

INVESTMENT RESTRICTIONS

The Trust (on behalf of the All Cap and SMID Funds) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority” of the outstanding voting securities of a Fund.  Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (1) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of a Fund’s outstanding shares are represented or (2) more than 50% of the outstanding shares of a Fund.  Each Fund may not:

1.
Borrow money or issue senior securities, except through reverse repurchase agreements or otherwise as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority.  Generally, issuing senior securities is prohibited under the 1940 Act; however, certain exceptions apply such as in the case of reverse repurchase agreements (which is a form of borrowing), borrowing, and certain other leveraging transactions.  For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans;

2.	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

3.
Invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry or groups of industries (other than U.S. government securities);

4.
Purchase or sell real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate);

5.
Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments.  This limitation shall not prevent the Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities; or

6.
Make loans (except purchases of debt securities consistent with the investment policies of the Fund).  For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

7.
Purchase the securities of any issuer, if as a result more than 5% of the total assets of the Fund would be invested in the securities of that issuer, other than obligations of the U.S. government, its agencies or instrumentalities, provided that up to 25% of the value of its assets may be invested without regard to this limitation.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in the percentage or rating resulting from any cause other than actions by a Fund will not be considered a violation of the Fund’s investment restrictions.  The Fund will not make new investments in illiquid securities if, after such investment, the Fund will have more than 15% of its total assets invested in illiquid securities.  The Fund will not be in violation of this restriction if the Fund’s holdings of illiquid securities exceeds 15% for any reason other than the purchase of a new illiquid security. So that, for example, changes in the valuation of the Fund’s assets or an increase in redemptions which results in the sale of liquid securities, will not cause the Fund to violate this restriction. If the Fund’s illiquid positions exceed 15% of the Fund’s total assets for any reason other than the purchase of new illiquid securities, the Fund will consider what actions, if any, are appropriate to maintain adequate liquidity, including taking steps to bring the aggregate amount of illiquid instruments to less than 15% of total assets if reasonably practicable and taking into consideration the interests of shareholders.

Table of Contents - Statement of Additional Information (SAI)

The following is a list of some non-fundamental investment restrictions applicable to the Funds.  These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Funds.  Each Fund may not:

1.	Make investments for the purpose of exercising control of management of any company.

2.	Invest, in the aggregate, more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

3.
Change its investment policy of investing at least 80% of its net assets in the investments suggested by the Fund’s name without first changing the Fund’s name and providing the Fund’s shareholders with at least 60 days’ prior written notice.

The Trust (on behalf of the Portfolio 21 Global Equity Fund) has adopted the following restrictions as fundamental policies (unless otherwise noted), which may not be changed without the affirmative vote of the holders of a “majority” of the outstanding voting securities of the Fund.  Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.
Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, or (b) to the extent the entry into a repurchase agreement is deemed to be a loan.

2.	Borrow money, except for temporary or emergency purposes. Any such borrowings will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings.

3.	Mortgage, pledge or hypothecate any of its assets except in connection with any borrowings and only with respect to 33 1/3% of its assets.

4.
Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities.  (This restriction does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

5.
Purchase real estate, commodities or commodity contracts.  (As a matter of operating policy, the Board may authorize the Fund in the future to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders.)

6.
Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges or (b) entering into options, futures or repurchase transactions.

Table of Contents - Statement of Additional Information (SAI)

7.
Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry or group of industries, except that this restriction does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.

8.
With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer, except that this restriction does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.

The Portfolio 21 Global Equity Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote.  The Fund may not:

1.	Invest in securities of other investment companies except as permitted under the 1940 Act.

2.             Invest, in the aggregate, more than 15% of its net assets in illiquid securities.

3.	With respect to fundamental investment restriction No. 2 above, the Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets.

4.
Make any change in its investment policy of investing at least 80% of its net assets plus borrowings in equity securities as suggested by the Fund’s name without first changing the Fund’s name and providing the Fund’s shareholders with at least 60 days’ prior written notice.

Except with respect to borrowing, if a percentage restriction set forth in the Prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction.  If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable due to subsequent fluctuations in value or other reasons, the Board will consider what actions, if any, are appropriate to maintain adequate liquidity.  The Fund will reduce its borrowing amount within three days, if its asset coverage falls below the amount required by the 1940 Act.  The Fund will ensure that any purchase of securities made by the Fund will not cause the Fund to violate the percentage thresholds noted.

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The Portfolio 21 Global Equity Fund’s portfolio turnover rate for the following fiscal years is shown in the table below.  See “Execution of Portfolio Transactions and Brokerage.”

	June 30, 2015	June 30, 2014
Portfolio Turnover Rate	36%	40%

Table of Contents - Statement of Additional Information (SAI)

PORTFOLIO HOLDINGS INFORMATION

The Trust, on behalf of the Funds, has adopted portfolio holdings disclosure policies that govern the timing and circumstances of disclosure of portfolio holdings of the Funds.  The Adviser has also adopted a policy with respect to disclosure of portfolio holdings of the Funds (the “Adviser’s Policy”).  Information about the Funds’ portfolio holdings will not be distributed to any third party except in accordance with the portfolio holdings policies and the Adviser’s Policy (the “Disclosure Policies”).  The Adviser and the Board considered the circumstances under which the Funds’ portfolio holdings may be disclosed under the Disclosure Policies and the actual and potential material conflicts that could arise in such circumstances between the interests of the Funds’ shareholders and the interests of the Adviser, distributor or any other affiliated person of the Funds.  After due consideration, the Adviser and the Board determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to persons described in the Disclosure Policies, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, administration or custody of the Funds.  Pursuant to the Disclosure Policies, the Trust’s Chief Compliance Officer (“CCO”), President and Treasurer are each authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Funds’ portfolio holdings by (1) overseeing the implementation and enforcement of the Disclosure Policies, Codes of Ethics and other relevant policies of the Funds’ and their service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering to approve any amendment to these Disclosure Policies.  The Board reserves the right to amend the Disclosure Policies at any time without prior notice in their sole discretion.

Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report to Funds shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at http://www.sec.gov.  In addition, the Funds also discloses its complete holdings and certain other portfolio characteristics on the Funds’ website at www.trilliummutualfunds.com generally on the fourth business day after each month-end. The month-end holdings for the Funds will remain posted on the Funds’ website until updated the following month-end. Portfolio holdings information may be separately provided to any person, including rating and ranking organizations such as Lipper and Morningstar, at the same time that it is filed with the SEC or one day after it is first published on the Funds’ website. In addition, a Fund may provide its complete portfolio holdings at the same time that it is filed with the SEC.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Funds to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain the confidentiality of the information disclosed:  fund administrator, fund accountant, custodian, transfer agent, auditors, counsel to the Adviser, Funds or the Board, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities.  This duty of confidentiality also includes a prohibition on trading on non-public information.  Portfolio holdings information not publicly available with the SEC or through the Funds’ website may only be provided to additional third parties, including mutual fund ratings or statistical agencies, in accordance with the Disclosure Policies, when the Funds have a legitimate business purpose, and the third party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information.

In no event shall the Adviser, their affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about a Funds’ portfolio holdings.

Table of Contents - Statement of Additional Information (SAI)

There can be no assurance that the Disclosure Policies and these procedures will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

TRUSTEES AND EXECUTIVE OFFICERS

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Independent Trustees of the Trust(1)
Dorothy A. Berry (born 1943) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term Since May 1991.	Formerly, President, Talon Industries, Inc. (business consulting); formerly, Executive Vice President and Chief Operating Officer, Integrated Asset Management (investment adviser and manager) and formerly, President, Value Line, Inc. (investment advisory and financial publishing firm).	3	Director, PNC Funds, Inc.
Wallace L. Cook (born 1939) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term Since May 1991.	Investment Consultant; formerly, Chief Executive Officer, Rockefeller Trust Co., (prior thereto Senior Vice President), and Managing Director, Rockefeller & Co. (Investment Manager and Financial Advisor); formerly, Senior Vice President, Norton Simon, Inc. (international consumer products conglomerate).	3	The Dana Foundation; The University of Virginia Law School Foundation.

Table of Contents - Statement of Additional Information (SAI)

Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Eric W. Falkeis(3) (born 1973) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Trustee	Indefinite Term; Since September 2011.	Chief Operating Officer, Direxion Funds since 2013; Formerly, Senior Vice President and Chief Financial Officer (and other positions), U.S. Bancorp Fund Services, LLC since 1997.	3	Interested Trustee, Direxion Funds Trust, Direxion ETF Trust and Direxion Variable Trust.
Carl A. Froebel (born 1938) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term Since May 1991.	Retired; formerly, President and Founder, National Investor Data Services, Inc. (investment related computer software).	3	None.
Steven J. Paggioli (born 1950) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term Since May 1991.	Consultant, since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (mutual fund administrator).	3	Independent Trustee, The Managers Funds, Managers AMG Funds, Aston Funds; Advisory Board Member, Sustainable Growth Advisers, LP; Independent Director, Chase Investment Counsel.
Officers of the Trust
Elaine E. Richards (born 1968) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	President Secretary	Indefinite Term; Since March 2013. Indefinite Term; Since February 2008.	Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC, since July 2007.	Not Applicable	Not Applicable
Eric C. VanAndel (born 1975) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term; Since April 2013.	Senior Vice President (and other positions), U.S Bancorp Fund Services, LLC since April 2005.	Not Applicable.	Not Applicable.

Table of Contents - Statement of Additional Information (SAI)

Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Donna Barrette (born 1966) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Chief Compliance Officer Anti-Money Laundering Officer Vice President	Indefinite Term: Since July 2011. Indefinite Term: Since July 2011. Indefinite Term: Since July 2011.	Senior Vice President and Compliance Officer (and other positions), U.S. Bancorp Fund Services, LLC since August 2004.	Not Applicable.	Not Applicable.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes.

Additional Information Concerning the Board of Trustees

The Role of the Board

The Board oversees the management and operations of the Trust.  Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Adviser, the Distributor, the Administrator, the Custodian, and the Transfer Agent, each of whom are discussed in greater detail in this Statement of Additional Information.  The Board has appointed various senior employees of the Administrator as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations.  In conducting this oversight, the Board receives regular reports from these officers and the service providers.  For example, the Treasurer reports as to financial reporting matters and the President reports as to matters relating to the Trust’s operations.  In addition, the Adviser provides regular reports on the investment strategy and performance of the Funds.  The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters.  These reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent operations.  In addition, various members of the Board also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics.  In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively.  It has established three standing committees, a Nominating Committee, an Audit Committee, and a Qualified Legal Compliance Committee, which are discussed in greater detail below under “Trust Committees.”  The Board is entirely comprised of Trustees who are Independent Trustees, which are Trustees that are not affiliated with the Adviser, the principal underwriter, or their affiliates.  The Nominating Committee, Audit Committee and Qualified Legal Compliance Committee are comprised entirely of Independent Trustees.  The Chairman of the Board is an Independent Trustee.  The Board has determined not to combine the Chairman position and the principal executive officer position and has appointed a Vice President of the Administrator as the President of the Trust.  The Board reviews its structure and the structure of its committees annually.  The Board has determined that the structure of the Independent Chairman, the composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise.

Table of Contents - Statement of Additional Information (SAI)

Board Oversight of Risk Management

As part of its oversight function, the Board of Trustees receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel.  Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways.  For example, the Audit Committee meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.  The Board meets regularly with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed.  The Board also receives reports from the Adviser as to investment risks of the Funds. In addition to these reports, from time to time the Board receives reports from the Administrator and the Adviser as to enterprise risk management.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure.  In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees has served on the Board for a number of years. They have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust.  They have demonstrated a commitment to discharging their oversight duties as trustees in the interests of shareholders.  The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the chart above, below is certain additional information concerning each particular Trustee and his/her Trustee Attributes.  The information is not all-inclusive.  Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, to ask incisive questions, and commitment to shareholder interests.

Ms. Berry’s Trustee Attributes include her substantial mutual fund experience, including her role as Chairman-elect of the Independent Directors Council and a member of the Board of Governors of the Investment Company Institute.  She has executive experience as the President of Talon Industries, Inc. (a consulting company) and through her former positions as the Executive Vice President and Chief Operating Officer of Integrated Asset Management (an investment adviser and manager) and as the President of Value Line, Inc. (an investment advisory and financial publishing firm).  Ms. Berry also has board experience with another investment management company.  Ms. Berry has been determined to qualify as an Audit Committee financial expert for the Trust.  The Board believes Ms. Berry’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Cook’s Trustee Attributes include his investment and executive experience through his investment consulting business and former Chief Executive Officer of Rockefeller Trust Company (an investment manager and financial adviser).  He has substantial board experience, serving on the board of several foundations.  Mr. Cook has been determined to qualify as an Audit Committee financial expert for the Trust.  The Board believes Mr. Cook’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Table of Contents - Statement of Additional Information (SAI)

Mr. Falkeis’ Trustee Attributes include his substantial mutual fund experience and his experience with financial, accounting, investment and regulatory matters through his former position as Senior Vice President and Chief Financial Officer (and other positions) of U.S. Bancorp Fund Services, LLC, a full service provider to mutual funds and alternative investment products.  In addition, he has experience consulting with investment advisors regarding the legal structure of mutual funds, distribution channel analysis and actual distribution of those funds.  Mr. Falkeis also has substantial managerial, operational and risk oversight experience through his position as Chief Operating Officer of the Direxion Funds and the Direxion Exchange Traded Funds.  Mr. Falkeis has been determined to qualify as an Audit Committee financial expert for the Trust.  The Board believes Mr. Falkeis’ experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Froebel’s Trustee Attributes include his significant systems and operations experience.  He was a Director of Scudder, Stevens & Clark (with responsibility for its systems department) and founder and President of Systems Dynamics Corp. (“SDC”) and later Vice President of Bradford Computer & Systems after its acquisition of SDC, (providing record keeping and reporting for investment advisers and mutual funds).  He also served as Vice President of Automatic Data Processing (automated services to the brokerage and investment advisory industry) and was the former President and founder of National Investor Data Services, Inc. (a software and computer vendor to the mutual fund industry with fund accounting and transfer agent systems).  Mr. Froebel has been determined to qualify as an Audit Committee financial expert for the Trust.  The Board believes Mr. Froebel’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Paggioli’s Trustee Attributes include his substantial mutual fund and investment advisory experience.  Mr. Paggioli is an independent consultant on investment company and investment advisory matters.  He has held a number of senior positions with mutual fund and investment advisory organizations and related businesses, including Executive Vice President, Director and Principal of the Wadsworth Group (fund administration, distribution transfer agency and accounting services).  He serves on the boards of several investment management companies and advisory firms.  He has served on various industry association and self-regulatory committees and formerly worked on the staff of the Securities and Exchange Commission.  Mr. Paggioli has been determined to qualify as an Audit Committee financial expert for the Trust.  The Board believes Mr. Paggioli’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Trust Committees

The Trust has three standing committees: the Nominating Committee, and the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”).

The Nominating Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary.  The Nominating Committee will consider nominees nominated by shareholders.  Recommendations by shareholders for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws.  In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to, and received by, the President of the Trust at the principal executive offices of the Trust no later than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on. The Nominating Committee did not meet with respect to the Funds during the Funds’ last fiscal year.

Table of Contents - Statement of Additional Information (SAI)

The Audit Committee is comprised of all of the Independent Trustees.  The Audit Committee generally meets on a quarterly basis with respect to the various series of the Trust and may meet more frequently. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or the Funds’ financial statements and to ensure the integrity of the Funds’ pricing and financial reporting. The Audit Committee met three times with respect to the Portfolio 21 Global Equity Fund during the Funds’ last fiscal year.

The function of the QLCC is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust. The QLCC did not meet during the Funds’ last fiscal year.

Additionally, the Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of certain Trust officers and is overseen by the Trustees.  The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available.  Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee, and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee met four times with respect to the Portfolio 21 Global Equity Fund during the Funds’ last fiscal year.

Trustee Ownership of Fund Shares and Other Interests

The following table shows the amount of shares in the Funds and the amount of shares in other portfolios of the Trust owned by the Trustees as of the calendar year ended December 31, 2014.

Name	Dollar Range of All Cap Fund Shares	Dollar Range of SMID Fund Shares	Aggregate Dollar Range of Fund Shares in the Trust
Independent Trustees
Dorothy A. Berry	None	None	$50,001 - $100,000
Wallace L. Cook	None	None	Over $100,000
Eric W. Falkeis	None	None	$10,001-$50,000
Carl A. Froebel	None	None	None
Steven J. Paggioli	None	None	Over $100,000

Furthermore, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Adviser, the Funds’ principal underwriter, or any of their affiliates.  Accordingly, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate family have had a direct or indirect interest during the two most recently completed calendar years, the value of which exceeds $120,000, in the Adviser, the Funds’ principal underwriter or any of its affiliates.

Table of Contents - Statement of Additional Information (SAI)

Compensation

Independent Trustees each receive an annual retainer of $125,000 allocated among each of the various portfolios comprising the Trust.  The Chairman of the Board receives an additional annual retainer of $20,000 also allocated among each of the various portfolios comprising the Trust.  Independent Trustees receive additional fees from applicable portfolios for any special meetings at rates assessed by the Trustees depending on the length of the meeting and whether in-person attendance is required.  Independent Trustees are also reimbursed for expenses in connection with each Board meeting attended.  These reimbursements are allocated among applicable portfolios of the Trust.  The Trust has no pension or retirement plan.  No other entity affiliated with the Trust pays any compensation to the Trustees.  Set forth below is the estimated and actual rates of compensation to be received by the following Independent Trustees for the fiscal period ended June 30, 2015.

Name of Person/Position	Estimated Aggregate Compensation From the All Cap Fund	Estimated Aggregate Compensation From the SMID Fund	Aggregate Compensation from the Portfolio 21 Global Equity Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Estimated Total Compensation from Funds and Fund Complex(1) Paid to Trustees
Dorothy A. Berry, Independent Trustee	$1,497	$1,497	$3,082	None	None	$6,076
Wallace L. Cook, Independent Trustee	$1,129	$1,129	$2,644	None	None	$4,902
Eric W. Falkeis, Independent Trustee	$1,129	$1,129	$2,644	None	None	$4,902
Carl A. Froebel, Independent Trustee	$1,129	$1,129	$2,644	None	None	$4,902
Steven J. Paggioli, Independent Trustee	$1,129	$1,129	$2,644	None	None	$4,902

(1)
There are currently numerous portfolios comprising the Trust.  The term “Fund Complex” applies only to the Funds.  For the fiscal year ended June 30, 2015, Trustees’ fees and expenses in the amount of $528,462 were incurred by the Trust.

Codes of Ethics

The Trust, the Adviser and the Distributor have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act.  These Codes permit, subject to certain conditions, personnel of these entities to invest in securities that may be purchased or held by a Fund.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight.  The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Funds and their shareholders.  The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies (as defined below) and a record of each proxy voted by the Adviser on behalf of a Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.  The Adviser has also adopted the following Proxy Voting Policies and Procedures (“Adviser’s Proxy Policies”).

The Adviser recognizes that socially responsible investors have dual objectives: financial and social.  Socially responsible investors invest for economic gain, as do all investors, but they also expect that companies in which they invest conduct their business in a socially and environmentally responsible manner.  Trillium’s proxy voting guidelines are designed to promote best financially and socially responsible practices wherever possible.

Table of Contents - Statement of Additional Information (SAI)

The Adviser has adopted proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders.  On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community.  On matters relating to corporate governance, executive compensation, and corporate structure, voting guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole.

The Adviser’s policy is to resolve any conflicts of interest to the clients’ benefit.  The Adviser’s Investment Committee is consulted if a question or potential conflict arises between the Adviser and its client.  The Adviser also uses its proxy administrator, Institutional Shareholder Services (ISS), to vote proxies according to specific, pre-determined guidelines.  The retention of ISS is one way in which the Adviser resolves potential conflicts between its interests and those of its clients.

The Trust is required to file a Form N-PX, with each Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31st of each year.  Form N-PX for each Fund will be available without charge, upon request, by calling toll-free 866.209.1962 and on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS, PRINCIPAL SHAREHOLDERS, AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of the Fund.  A control person is any person who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.

Since the All Cap Fund was not operational prior to the date of this SAI, there were no principal shareholders or control persons and the Trustees and officers of the Trust as a group did not own more than 1% of the Fund’s outstanding shares.

As of October 2, 2015, the Trustees as a group did not own more than 1% of the outstanding shares of the SMID and Portfolio 21 Global Equity Funds.  As of October 2, 2015, the following shareholders were considered to be either a control person or principal shareholder of the Portfolio 21 Global Equity and SMID Funds:

Principal Holders of the Portfolio 21 Global Equity Fund – Institutional Class Shares
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. Special Custody Account Attn Mutual Funds Dept 211 Main Street San Francisco, CA 94105-1905	61.10%	Record
National Financial Services, LLC For the Sole Benefit of Its Customers Attn Mutual Funds Dept 200 Liberty Street, Fl 5 New York, NY 10281-5503	13.99%	Record

Table of Contents - Statement of Additional Information (SAI)

Principal Holders of the Portfolio 21 Global Equity Fund – Retail Class Shares
Name and Address	% Ownership	Type of Ownership
Charles Schwab Co., Inc. Special Custody Account Attn Mutual Funds Dept 211 Main Street San Francisco, CA 94105-1905	34.23%	Record

National Financial Services, LLC For the Sole Benefit of Its Customers Attn Mutual Funds Dept 200 Liberty Street, Fl 5 New York, NY 10281-5503	13.50%	Record

First Clearing, LLC 2801 Market Street St. Louis, MO 63103	11.83%	Record

Principal Holders of the SMID Fund – Institutional Class Shares
Name and Address	% Ownership	Type of Ownership
John Plukus c/o Trillium Asset Management, LLC Two Financial Center 60 South Street, Suite 1100 Boston, Massachusetts 02111	68.18%	Beneficial

Robert Glassman c/o Trillium Asset Management, LLC Two Financial Center 60 South Street, Suite 1100 Boston, Massachusetts 02111	22.73%	Beneficial

Michelle S. McDonough c/o Trillium Asset Management, LLC Two Financial Center 60 South Street, Suite 1100 Boston, Massachusetts 02111	9.09%	Beneficial

THE FUNDS’ INVESTMENT ADVISER

As stated in the Prospectus, investment advisory services are provided to the Funds by Trillium Asset Management, LLC, the Adviser, pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust.  The Adviser’s address is Two Financial Center, 60 South Street, Suite 1100, Boston, Massachusetts 02111.  Matthew Patsky is a control person of the Adviser.

After its initial two year term, the Advisory Agreement continues in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Funds’ outstanding voting securities and by a majority of the Independent Trustees, who are not parties to the Advisory Agreement or interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on the Advisory Agreement.  The Advisory Agreement is terminable without penalty by the Trust on behalf of each Fund on not more than 60 days’, or less than 30 days’, written notice to the Adviser when authorized either by a majority vote of a Fund’s shareholders or by a vote of a majority of the Trustees, or by the Adviser on not more than 60 days’, or less than 30 days’, written notice to the Trust, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Advisory Agreement provides that the Adviser shall not be liable under such agreement for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

Table of Contents - Statement of Additional Information (SAI)

In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive an investment advisory fee from each Fund computed daily and paid monthly, at an annual rate of 0.70% for the All Cap Fund and 0.75% for the SMID Fund.  However, the Adviser may voluntarily agree to reduce a portion of the fees payable to it on a month-to-month basis.  In consideration of the services provided by the Adviser pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive from the Portfolio 21 Global Equity Fund an investment advisory fee computed daily and paid monthly, based on a rate equal to 0.90% of the Fund’s average daily net assets as specified in the Fund’s Prospectus.

Fund shareholders voted to approve Trillium as the new investment adviser to the Portfolio 21 Global Equity Fund at a shareholder meeting held on April 2, 2015.  Prior to the shareholder meeting, Trillium had served as the interim investment adviser to the Fund since January 1, 2015.

Prior to January 1, 2015, the Portfolio 21 Global Equity Fund was managed by Portfolio 21 Investments.  Portfolio 21 Investments served as the investment adviser for the Fund since its inception through December 31, 2014. Under its investment advisory agreement, Portfolio 21 Investments was entitled to receive from the Fund an investment advisory fee computed daily and paid monthly, based on a rate equal to 0.95% of the Fund’s average daily net assets.

The All Cap Fund had not commenced operations as of the date of SAI.  The SMID Fund commenced operations on August 31, 2015, after the end of the 2015 fiscal year, so there are no advisory fees to report at this time for the All Cap and SMID Funds.

The Portfolio 21 Global Equity Fund’s accrued advisory fees and waived fees for the following fiscal years are shown in the table below.

Fiscal Year Ended,	Fees Accrued	Fees Waived	Total Fees Paid to Portfolio 21 Investments
June 30, 2015	$4,353,462	$0	$4,353,462
June 30, 2014	$4,484,881	$0	$4,484,881
June 30, 2013	$3,773,137	$0	$3,773,137

Each Fund is responsible for its own operating expenses.  The Adviser has contractually agreed to reduce fees and/or pay Fund expenses (excluding acquired fund fees and expenses, interest expense in connection with investment activities, tax, and extraordinary expenses) in order to the limit each Fund’s Total Annual Fund Operating Expenses to 0.90 % for the All Cap Fund Institutional Class, 1.25% for the Retail Class and 0.98% for the SMID Fund Institutional Class, and 1.33% for the Retail Class (the “Expense Caps”).  The Expense Caps for the All Cap Fund and SMID Fund will remain in effect through at least July 29, 2017 as shown in the Example contained in the Prospectus and may continue thereafter for an indefinite period, as determined by the Board.  The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement is subject to the Board’s review and approval.  This reimbursement may be requested by the Adviser if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Caps.

Table of Contents - Statement of Additional Information (SAI)

PORTFOLIO MANAGERS

Elizabeth Levy and Stephanie Leighton are responsible for the day-to-day management of the All Cap Fund, Laura McGonagle and Matthew Patsky are responsible for the day-to-day management of the SMID Fund, while James Madden and Anthony Tursich are responsible for the day-to-day management of the Portfolio 21 Global Equity Fund.  The portfolio managers did not manage any performance-based assets.  The following provides information regarding other accounts managed by each portfolio manager as of June 30, 2015. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Elizabeth Levy	0	$0	0	$0	465	$575 million
Stephanie Leighton	0	$0	0	$0	377	$378 million
James Madden	0	$0	0	$0	4	$15.8 million
Laura McGonagle	0	$0	0	$0	35	$90 million
Matthew Patsky	0	$0	0	$0	166	$196 million
Anthony Tursich	0	$0	0	$0	4	$15.8 million

Portfolio Managers’ Compensation.  Portfolio managers are compensated with base salaries and bonuses consistent with industry standards.  Salaries are not based on the performance of the Funds or their overall net assets.  Portfolio managers each receive a bonus based on the Adviser’s profitability.  The Adviser also allows the employees to participate in a profit-sharing plan, which receives a discretionary annual contribution from the Adviser’s income stream.  The profit-sharing plan is invested in the Adviser’s investment strategies so that the employees participate in the risks and rewards of the clients.  From time to time, senior employees may receive ownership interest in the advisory firm and may receive dividends associated with such interest.

Table of Contents - Statement of Additional Information (SAI)

Portfolio Managers’ Ownership Interest in the Funds.
The following indicates the dollar range of beneficial ownership of the Funds’ shares by the portfolio managers as of June 30, 2015:

Name of Portfolio Manager
Dollar Range of Equity
Securities in the Portfolio 21
Global Equity Fund
Beneficially Owned (None, $1-
$10,000, $10,001-$50,000,
$50,001-$100,000, $100,001-
$500,000, $500,001-$1,000,000,
Over $1,000,000
		Dollar Range of Equity Securities in the All Cap Fund Beneficially Owned (None, $1- $10,000, $10,001-$50,000, $50,001-$100,000, $100,001- $500,000, $500,001-$1,000,000, Over $1,000,000	Dollar Range of Equity Securities in the Small/Mid Cap Fund Beneficially Owned (None, $1-$10,000, $10,001- $50,000, $50,001-$100,000, $100,001 - $500,000, $500,001- $1,000,000, Over $1,000,000)
Elizabeth Levy	None	None	None
Stephanie Leighton	$10,001-$50,000	None	None
James Madden	None	None	None
Laura McGonagle	None	None	None
Matthew Patsky	$10,001-$50,000	None	None
Anthony Tursich	$100,001-$500,000	None	None

Managing Conflicts of Interest.  Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances.  Portfolio managers of the Funds may be presented with potential conflicts of interests in the allocation of investment opportunities, the allocation of their time and investment ideas and the allocation of aggregated orders among the Funds’ accounts and other accounts managed by the portfolio managers, affiliated client accounts, and any accounts in which the portfolio managers may have personal investments.  As described above, the portfolio managers participate in the profit-sharing plan and therefore are entitled to earnings proportionate to their respective ownership interests in the plan.  The Adviser believes such inherent conflicts of interest in managing accounts for various clients are controlled and mitigated by the Adviser’ Trade Allocation Policy, Code of Ethics and other compliance policies and procedures to which the portfolio managers are subject.

Table of Contents - Statement of Additional Information (SAI)

SERVICE PROVIDERS

Administrator, Fund Accountant, Transfer Agent and Dividend Disbursing Agent

Pursuant to an administration agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC, (“USBFS”) 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the administrator to the Funds.  USBFS provides certain services to the Funds including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, USBFS does not have any responsibility or authority for the portfolio management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of a Fund’s shares.

Pursuant to the Administration Agreement, as compensation for its services, USBFS receives from the Funds, a fee based on the Funds’ current average daily net assets.  USBFS also is entitled to certain out-of-pocket expenses.  USBFS also acts as fund accountant, transfer agent and dividend disbursing agent under separate agreements.  Additionally, USBFS provides Chief Compliance Officer (“CCO”) services to the Trust under a separate agreement.  The cost for CCO services is allocated to the Funds by the Board of Trustees.

The All Cap Fund had not commenced operations as of the date of SAI.  The SMID Fund commenced operations on August 31, 2015, after the end of the 2015 fiscal year, so there are no administration fees to report at this time for the All Cap and SMID Funds.

The table below shows the amount of administration fees paid by the Portfolio 21 Global Equity Fund to USBFS for the years shown.

Fiscal Year Ended,	Administration Fee Paid
June 30, 2015	$264,595
June 30, 2014	$252,231
June 30, 2013	$214,170

Custodian

U.S. Bank National Association, is the custodian of the assets of the Funds (the “Custodian”) pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out-of-pocket expenses.  The Custodian’s address is 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212.  The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds.  USBFS, the Custodian, and the Funds’ principal underwriter are affiliated entities under the common control of U.S. Bancorp.  The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Funds may invest.

Independent Registered Public Accounting Firm and Legal Counsel

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Funds.

Paul Hastings LLP, 75 East 55th Street, New York, New York 10022, serves as legal counsel to the Trust.

Table of Contents - Statement of Additional Information (SAI)

EXECUTION OF PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by each Fund and which broker-dealers are eligible to execute a Fund’s portfolio transactions.  Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters.  Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which a Fund will be holding, unless better executions are available elsewhere.  Dealers and underwriters usually act as principal for their own accounts.  Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price.  If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will seek best execution.  The full range and quality of services will be considered in making this determination, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors, such as the research and other services provided by the broker-dealer.  In those instances where it is reasonably determined that more than one broker-dealer can offer the best execution, the Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under the Advisory Agreement with the Funds, to be useful in varying degrees, but of indeterminable value.  Portfolio transactions may be placed with broker-dealers who sell shares of the Funds subject to rules adopted by the Financial Industry Regulatory Authority (“FINRA”) and the SEC.

In accordance with Section 28(e) under the Securities and Exchange Act of 1934, the Adviser may cause the Funds to pay a higher commission to a broker-dealer that provides it with brokerage and research services in a “soft-dollar” arrangement, even if the services it receives in exchange are not directly useful to the Fund and may be useful to the Adviser in advising other clients.  It does this when it determines in good faith that the higher commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker. In selecting brokers, the Adviser seeks competitively-priced brokerage services where the broker-dealer can provide value-added, company-specific, and thematic industry research, including meetings with management and conferences. However, where research products or services are provided through “soft dollar” arrangements, there is a conflict between the Adviser’s interests and clients’ interests because the Adviser does not have to pay for the research, research products and services that are paid for with soft-dollar credits.  The Adviser mitigates this conflict of interest by periodically examining the value of the services provided by the brokers with whom it does business and the amount of brokerage given to these brokers as opposed to execution-only brokers.  A particular client may not receive a direct benefit from the Adviser’s use of that client’s commission dollars to obtain soft dollar benefits.  For example, a client invested solely in U.S. securities would not benefit from research on foreign markets that the Adviser obtained through soft dollars.  Likewise, a client invested only in international securities would not benefit from research on U.S. markets obtained through soft dollars.  The Adviser’s use of soft dollars is designed to fall within the safe harbor provisions of Section 28(e) of the Securities and Exchange Act.

Table of Contents - Statement of Additional Information (SAI)

Often, identical securities will be acceptable for both a Fund and one or more of the Adviser’s client accounts or mutual funds.  In such event, the position of a Fund and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary.  However, to the extent any of these client accounts or mutual fund seeks to acquire the same security as a Fund at the same time, a Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.  Similarly, a Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time.  If one or more of such client accounts or mutual fund simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day’s transactions in such security will be allocated between such Fund and all such client accounts or mutual funds in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold.  It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned.  In other cases, however, it is believed that the ability of a Fund to participate in volume transactions may produce better executions for such Fund.

The Funds do not effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through brokers for selling shares of the Funds.  However, as stated above, broker-dealers who execute brokerage transactions may effect purchases of shares of a Fund for their customers.

The All Cap Fund had not commenced operations as of the date of SAI.  The SMID Fund commenced operations on August 31, 2015, after the end of the 2015 fiscal year, so there are no brokerage commissions to report at this time for the All Cap and SMID Funds.

The table below shows the amount of brokerage commission paid by the Portfolio 21 Global Equity Fund with respect to transactions for the fiscal years shown.

	June 30, 2015	June 30, 2014	June 30, 2013
Brokerage Fees Paid	$142,616	$173,775	$87,232

At the close of the most recent fiscal year, the Portfolio 21 Global Equity Fund had aggregate holdings of $4,280,940 in Bank of New York, one of its regular broker-dealers.

The following table describes the brokerage transactions directed to brokers who provide research services to the Advisor during the fiscal year ended June 30, 2015 for the Portfolio 21 Global Equity Fund.

Value of research services	Total dollar value of transaction

$31,321	$75,282,805

CAPITAL STOCK

Shares issued by the Funds have no preemptive, conversion or subscription rights.  Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Funds and to the net assets of the Funds upon liquidation or dissolution.  The Funds, each a separate series of the Trust, vote separately on matters affecting only the Funds (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees).  Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees.  While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

Table of Contents - Statement of Additional Information (SAI)

DETERMINATION OF SHARE PRICE

The NAV per share of a Fund is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time), each day the NYSE is open for trading.  The NYSE annually announces the days on which it will not be open for trading.  It is expected that the NYSE will not be open for trading on the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Generally, a Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board.  Pursuant to those procedures, the Valuation Committee considers, among other things:  (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service, and (4) other factors as necessary to determine a fair value under certain circumstances.

Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent trade price.  Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.

Short-term debt obligations are valued at current market prices, as discussed above.

The securities in a Fund’s portfolio, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price.  Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market.

The Funds may invest in foreign securities, and as a result, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of certain of the Fund’s securities used in the calculation.  Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Fund’s NAV.  If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board as described above.  Portfolio securities that are traded both on an exchange and in the OTC market will be valued according to the broadest and most representative market.  All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer.  When portfolio securities are traded, the valuation will be the last reported sale price on the day of valuation.

For foreign securities traded on foreign exchanges, the Trust has selected FT Interactive data (“FTID”) to provide pricing data with respect to foreign security holdings held by the Funds. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of a Fund’s securities traded on those foreign exchanges.  Each Fund utilizes a confidence interval when determining the use of the FTID provided prices.  The confidence interval is a measure of the historical relationship that each foreign exchange traded security has compared to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists.  FTID provides the confidence interval for each security for which it provides a price.  If the FTID provided price falls within the confidence interval a Fund will value the particular security at that price.  If the FTID provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

Table of Contents - Statement of Additional Information (SAI)

All other assets of the Funds are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Funds’ Prospectuses regarding the purchase and redemption of Fund shares.

How to Buy Shares

In addition to purchasing shares directly from the Funds, you may purchase shares of the Funds through certain financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”).  Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged.  If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, your order will be priced at a Fund’s NAV next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it participates in these arrangements.

The public offering price of Fund shares is its NAV.  Shares are purchased at the public offering price next determined after USBFS receives your order in proper form as discussed in the Funds’ Prospectuses.  In order to receive that day’s public offering price, USBFS must receive your order in proper form before the close of regular trading on the NYSE, normally 4:00 p.m., Eastern time.

The Trust reserves the right in its sole discretion (1) to suspend the continued offering of a Fund’s shares, (2) to reject purchase orders in whole or in part when in the judgment of the Adviser or the distributor such rejection is in the best interest of a Fund, and (3) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of a Fund’s shares.

How to Sell Shares and Delivery of Redemption Proceeds

You can sell your Fund shares any day the NYSE is open for regular trading.  Payments to shareholders for shares of a Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by USBFS of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund’s shareholders. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for more than seven days but only as authorized by SEC rules.

Table of Contents - Statement of Additional Information (SAI)

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of a Fund’s portfolio securities at the time of redemption or repurchase.  As with all investments, the purchase of shares in the Funds involves the risk of loss.

Telephone Redemptions

Shareholders with telephone transactions privileges established on their account may redeem Fund shares by telephone.  Upon receipt of any instructions or inquiry by telephone from a person claiming to be the shareholder, a Fund or its authorized agent may carry out the instructions and/or respond to the inquiry, consistent with the shareholder’s previously established account service options.  For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners.  In acting upon telephone instructions, the Funds and their agents use procedures that are reasonably designed to ensure that such instructions are genuine.  These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

USBFS will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine.  If USBFS fails to employ reasonable procedures, a Fund and USBFS may be liable for any losses due to unauthorized or fraudulent instructions.  If these procedures are followed, however, to the extent permitted by applicable law, neither the Funds nor their agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request.  For additional information, contact USBFS.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting USBFS by telephone.  In this event, you may wish to submit a written redemption request, as described in the Prospectus or contact your investment representative.  Telephone redemption privileges may be modified or terminated without notice.

Redemptions In-Kind

The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (1) $250,000 or (2) 1% of a Fund’s assets).  The Funds have reserved the right to pay the redemption price of their shares in excess of the amounts specified by the rule, either totally or partially, by a distribution-in-kind of portfolio securities (instead of cash).  The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold.  If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash and would bear any market risks associated with such securities until they are converted into cash.  Distributions in-kind are taxable events for shareholders.

A Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid.  In the unlikely event a Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio.  If a Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or a Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption.  The Funds do not anticipate that they would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request.  If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely.  Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law.  Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

Table of Contents - Statement of Additional Information (SAI)

RULE 12B-1 DISTRIBUTION PLAN

Each Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act on behalf of its Retail Class Shares under which the Retail Class pays the Distributor an amount which is accrued daily and paid quarterly, at an annual rate of up to 0.25% of the average daily net assets of the Funds. Amounts paid under the Plan, by each Fund, are paid to the Distributor to reimburse it for costs of the services it provides and the expenses it bears in the distribution of a Fund’s shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to prospective investors; and preparation, printing and distribution of sales literature and advertising materials. Such fee is paid to the Distributor each year only to the extent of such costs and expenses of the Distributor under the Plan actually incurred in that year. In addition, payments to the Distributor under the Plan reimburse the Distributor for payments it makes to selected dealers and administrators which have entered into Service Agreements with the Distributor of periodic fees for services provided to shareholders of the Funds. The services provided by selected dealers pursuant to the Plan are primarily designed to promote the sale of shares of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. The services provided by the administrators pursuant to the Plan are designed to provide support services to the Funds and include establishing and maintaining shareholders’ accounts and records, processing purchase and redemption transactions, answering routine client inquiries regarding the Funds and providing other services to the Funds as may be required.

Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plan is considered by such Trustees no less frequently than annually. With the exception of the Distributor and the Advisor, in their capacities as the Funds’ principal underwriter and distribution coordinator, respectively, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement.

While there is no assurance that the expenditures of a Fund’s assets to finance distribution of shares will have the anticipated results, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and because the Board is in a position to monitor the distribution expenses, it is able to determine the benefit of such expenditures in deciding whether to continue the Plan.

The table below shows the 12b-1 payments paid by the Retail Class shares of the Portfolio 21 Global Equity Fund pursuant to the Plan for the fiscal year ended June 30, 2015.

12b-1 Payments Paid
$701,181

Of this amount, payments were made for the following activities:

Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other (Travel)
$13,087	$0	$0	$576,818	$104,401	$6,875

DISTRIBUTIONS AND TAX INFORMATION

Distributions

Dividends from net investment income of each Fund and distributions from net profits from the sale of securities are generally made annually.  Also, each Fund expects to distribute any undistributed net investment income on or about December 31 of each year.  Any net capital gains realized through the twelve months ended October 31 of each year will also be distributed by December 31 of each year.

In January of each year, the Funds will issue to each shareholder a statement of the federal income tax status of all distributions made during the previous year.  The form and character of each distribution will be specified by the Fund in a notice to shareholders.

Table of Contents - Statement of Additional Information (SAI)

Tax Information

Each series of the Trust is treated as a separate entity for federal income tax purposes.  The Funds have elected and intend to continue to qualify to be treated as “regulated investment companies” under Subchapter M of the Code, provided that they comply with all applicable requirements regarding the source of their income, diversification of its assets and timing and amount of distributions.  It is the Funds’ policy to distribute to their shareholders all of their investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Funds will not be subject to any federal income tax or excise taxes based on net income.  However, the Funds can give no assurance that their distributions will be sufficient to eliminate all taxes.  If a Fund does not qualify as a regulated investment company in any year, it will be taxed as a regular corporation.  To avoid the nondeductible excise tax, the Funds must also distribute (or be deemed to have distributed) by December 31 of each calendar year (1) at least 98% of their ordinary income for such year, (2) at least 98.2% of the excess of their realized capital gains over their realized capital losses for the one-year period ending on October 31 during such year and (3) any amounts from the prior calendar year that were not distributed and on which a Fund paid no federal income tax.  If a Fund does not qualify as a regulated investment company, it will be taxed as a regular corporation.

In order to qualify as a regulated investment company, the Funds must, among other things, derive at least 90% of their gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and net income derived from an interest in a qualified publicly traded partnership.  The Funds must also satisfy the following two asset diversification tests.  At the end of each quarter of each taxable year, (i) at least 50% of the value of the Funds’ total assets must be represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities being limited in respect of any one issuer to an amount not greater than 5% of the value of the Funds’ total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Funds’ total assets may be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of any two or more issuers (other than the securities of other regulated investment companies) that the Funds control (by owning 20% or more of their outstanding voting stock) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.  The Funds must also distribute each taxable year sufficient dividends to their shareholders to claim a dividends-paid deduction equal to at least the sum of 90% of the Funds’ investment company taxable income (which generally includes dividends, interest, and the excess of net short-term capital gain over net long-term capital loss) and 90% of the Funds’ net tax-exempt interest, if any.

A Fund’s ordinary income generally consists of interest and dividend income, less expenses.  Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of a Fund. At June 30, 2015, there were no capital loss carryovers for the Portfolio 21 Global Equity Fund.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income.  For individual shareholders, a portion of the distributions paid by a Fund may be qualified dividends eligible under current law for taxation at long-term capital gain rates to the extent a Fund reports the amount distributed as a qualifying dividend and holding period requirements are met.  In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent a Fund reports the amount distributed as a qualifying dividend.  The aggregate amount so reported to either individual or corporate shareholders cannot, however, exceed the aggregate amount of qualifying dividends received by the applicable Fund for its taxable year.  In view of the Funds’ investment policies, it is expected that dividends from domestic corporations will be part of the Funds’ gross income and that, accordingly, part of the distributions by the Funds may be eligible for treatment as qualified income for individual shareholders and for the dividends-received deduction for corporate shareholders.  However, the portion of the Funds’ gross income attributable to qualifying dividends is largely dependent on the Funds’ investment activities for a particular year and therefore cannot be predicted with any certainty.  The deduction, if any, may be reduced or eliminated if Fund shares held by an individual investor are held less than 61 days, or if Fund shares held by a corporate investor are treated as debt-financed or are held for fewer than 46 days.

Table of Contents - Statement of Additional Information (SAI)

Any long term capital gain distributions are taxable to shareholders as long term capital gains regardless of the length of time they have held their shares.  Capital gains distributions are not eligible for the dividends received deduction referred to in the previous paragraph.  There is no requirement that the Funds take into consideration any tax implications when implementing its investment strategy.  Distributions of any ordinary income and net realized capital gains will be taxable as described above, whether received in shares or in cash.  Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.  Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax.  Shareholders should note that the Funds may make taxable distributions of income and capital gains even when share values have declined.

The Funds may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.

Under the Code, the Funds will be required to report to the Internal Revenue Service (“IRS”) all distributions of ordinary income and capital gains as well as gross proceeds from the redemption or exchange of portfolio shares, except in the case of exempt shareholders, which includes most corporations.  Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of portfolio shares may be subject to withholding of federal income tax at the rate of 28% in the case of non-exempt shareholders who fail to furnish the Funds with their correct taxpayer identification numbers and with required certifications regarding their status under the federal income tax law or if the IRS notifies the Funds that such backup withholding is required.  If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.  Corporate and other exempt shareholders should provide the Funds with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding.  Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided.  Each Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

If more than 50% in value of a Fund’s total assets at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by the Fund.  If this election is made, shareholders will be (1) required to include in their gross income their pro rata share of the Funds’ foreign source income (including any foreign income taxes paid by the Funds), and (2) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements.  In this case, shareholders will be informed in writing by the Funds at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by the Funds) to be included in their income tax returns.  If not more than 50% in value of a Fund’s total assets at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by the Fund.  In this case, these taxes will be taken as a deduction by the Fund.

The use of hedging strategies, such as entering into forward contracts, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Funds.  Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

Table of Contents - Statement of Additional Information (SAI)

Any security or other position entered into or held by a Fund that substantially diminishes the Fund’s risk of loss from any other position held by a Fund may constitute a “straddle” for federal income tax purposes.  In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short–term capital gain rather than long–term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short–term capital losses, be treated as long–term capital losses.  Different elections are available to the Funds that may mitigate the effects of the straddle rules.

Certain forward contracts that are subject to Section 1256 of the Code (“Section 1256 Contracts”) and that are held by the Funds at the end of the taxable year generally will be required to be “marked-to-market” for federal income tax purposes; that is, deemed to have been sold at market value.  Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long–term capital gain or loss, and the balance will be treated as short–term capital gain or loss.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by the Funds.  Under these rules, foreign exchange gain or loss realized with respect to foreign currency forward contracts is treated as ordinary income or loss.  Some part of a Fund’s gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code rather than as capital gain or loss.

Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment.

The Foreign Account Tax Compliance Act (“FATCA”).  A 30% withholding tax on your Fund’s distributions, including capital gains distributions, and on gross proceeds from the sale or other disposition of shares of a Fund generally applies if paid to a foreign entity unless:  (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA.  If applicable, withholding under FATCA is required generally on distributions from your Fund and with respect to certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares that occur on or after January 1, 2019.  If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction.  The Funds will not pay any additional amounts in respect to amounts withheld under FATCA.  You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates.  Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on a Fund’s distributions.

Table of Contents - Statement of Additional Information (SAI)

In addition, the foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change.  Any such changes could affect the validity of this discussion.  The discussion also represents only a general summary of tax law and practice currently applicable to the Funds and certain shareholders therein, and, as such, is subject to change.  In particular, the consequences of an investment in shares of the Funds under the laws of any state, local or foreign taxing jurisdictions are not discussed herein.  The Funds do not expect to seek any rulings or opinions of counsel with respect to any tax issues.  Each prospective investor should consult his or her own tax adviser to determine the application of the tax law and practice to his or her own particular circumstances.

The advice herein was prepared for the Funds.  The Funds do not plan seek a ruling from the Internal Revenue Service on any tax issues with respect to the Funds or their investors.  Any person reviewing this discussion should seek advice based on such person’s particular circumstances from an independent tax adviser.

PRINCIPAL UNDERWRITER AND DISTRIBUTOR

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“Quasar”), serves as principal underwriter and distributor for shares of the Funds in a continuous public offering of each Fund’s shares.  Pursuant to a distribution agreement between each Fund and Quasar, Quasar provides certain administration services and promotes and arranges for the sale of each Fund’s shares.  Quasar is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of FINRA.

The distribution agreement continues in effect for periods not exceeding one year if approved at least annually by (1) the Board or the vote of a majority of the outstanding shares of the applicable Fund (as defined in the 1940 Act) and (2) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval.  The agreement may be terminated without penalty by the parties thereto upon a 60-day written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

MARKETING AND SUPPORT PAYMENTS

The Adviser, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Funds.  Such payments may be divided into categories as follows:

Support Payments

Payments may be made by the Adviser to certain Financial Intermediaries in connection with the eligibility of the Funds to be offered in certain programs and/or in connection with meetings between the Funds’ representatives and Financial Intermediaries and their sales representatives.  The Adviser may make cash payments to Financial Intermediaries for providing shareholder servicing, marketing and support and/or access to sales meetings, sale representatives and management representatives of the Financial Intermediaries.  Such meetings may be held for various purposes, including providing education and training about the Funds and other general financial topics to assist Financial Intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.  Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to the Funds’ shareholders.

Entertainment, Conferences and Events

The Adviser also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (1) occasional gifts; (2) occasional meals, tickets or other entertainment; and/or (3) sponsorship support for the financial intermediary’s client seminars and cooperative advertising.  In addition, the Adviser may pay for exhibit space or sponsorships at regional or national events of financial intermediaries.

Table of Contents - Statement of Additional Information (SAI)

The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments.  You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to each Fund shares.

FINANCIAL STATEMENTS

The Annual Report to shareholders for the Portfolio 21 Global Equity Fund for the fiscal year ended June 30, 2015 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing therein are incorporated by reference into this SAI.

Because the SMID Fund has recently commenced operations and the All Cap Fund has not commenced operations as of the date of this SAI, there are no financial statements available at this time for the All Cap Fund and SMID Fund.  Shareholders of the Funds will be informed of the Funds’ progress through periodic reports when those reports become available.  Financial statements certified by the Funds’ independent public accounting firm will be submitted to shareholders at least annually.

Table of Contents - Statement of Additional Information (SAI)

APPENDIX A

Commercial Paper Ratings

Standard & Poor’s

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.  Ratings are graded into several categories, ranging from ‘A’ for the highest-quality obligations to ‘D’ for the lowest.  These categories are as follows:

A-1 - This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 - Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3 - Issues carrying this designation have an adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B - Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D – Debt rated ‘D’ is in payment default.  The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Moody’s

Moody’s short-term debt ratings are opinions on the ability of issuers to punctually repay senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  Moody’s employs the following three designations, all judged to be investment grade to indicate the relative repayment ability of rated issuers:

           Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:  leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Table of Contents - Statement of Additional Information (SAI)

Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.  Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Table of Contents - Statement of Additional Information (SAI)